================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as Permitted by
[X]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Pacific Select Fund
  ---------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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     Item 22(a)(2) or Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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     (4) Date Filed:

Notes:

            [LETTERHEAD OF THOMAS C. SUTTON OF PACIFIC SELECT FUND]


November 12, 1996



Dear Shareholder:

     We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of Shareholders (the "Meeting") of the following Portfolios ("Portfolios") of Pacific Select Fund (the "Fund"):

          Managed Bond Portfolio            Multi-Strategy Portfolio
          Government Securities Portfolio   Equity Portfolio
          Aggressive Equity Portfolio       Bond and Income Portfolio
          Growth LT Portfolio               Emerging Markets Portfolio
          Equity Income Portfolio

     The meeting is scheduled to be held at 2:00 p.m. Pacific Time on December 17, 1996 at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a Shareholder.

     At the Meeting, Shareholders of the Portfolios will be asked to approve amendments to the agreements under which the Portfolio Managers of these Portfolios provide their services as sub-advisers to Pacific Mutual Life Insurance Company ("Pacific Mutual"). The amendments would decrease the fees that Pacific Mutual as the Fund's Investment Adviser pays to each Portfolio Manager. The fee paid by the Fund to Pacific Mutual would not change, and Shareholders of the Portfolios would not bear any additional expense.

     The Trustees have concluded that this proposal is in the best interests of the Fund and its Shareholders and recommend that you vote FOR this proposal, which is described in more detail in the enclosed Proxy Statement.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                            Sincerely,

                                            /s/ THOMAS C. SUTTON

                                            Thomas C. Sutton

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 17, 1996

                               ----------------

To the Shareholders of the Managed Bond Portfolio, the Government Securities Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Portfolio, the Bond and Income Portfolio and the Emerging Markets Portfolio of the Pacific Select Fund:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Managed Bond Portfolio, the Government Securities Portfolio, the Aggressive Equity Portfolio, the Growth LT Portfolio, the Equity Income Portfolio, the Multi-Strategy Portfolio, the Equity Portfolio, the Bond and Income Portfolio and the Emerging Markets Portfolio of Pacific Select Fund (the "Fund") will be held at 2:00 p.m. Pacific Time on December 17, 1996 at 700 Newport Center Drive, Newport Beach, California 92660 for the following purposes:

    I. To consider and vote on approval of the following:

      A. (Managed Bond Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual Life Insurance Company ("Pacific Mutual") and Pacific Investment Management Company ("PIMCO") for the Managed Bond Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Managed Bond Portfolio) to PIMCO, with no change in the fees payable by the Managed Bond Portfolio to Pacific Mutual;

      B. (Government Securities Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and PIMCO for the Government Securities Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Government
    Securities Portfolio) to PIMCO, with no change in the fees payable by the Government Securities Portfolio to Pacific Mutual;

      C. (Aggressive Equity Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and Columbus Circle Investors ("CCI") for the Aggressive Equity Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Aggressive Equity Portfolio) to CCI, with no change in the fees payable by the Aggressive Equity Portfolio to Pacific Mutual;

      D. (Growth LT Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and Janus Capital Corporation ("Janus") for the Growth LT Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Growth LT Portfolio) to Janus, with no change in the fees payable by the Growth LT Portfolio to Pacific Mutual;

      E. (Equity Income Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment") or the Equity Income Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Equity Income Portfolio) to J.P. Morgan Investment, with no change in the fees payable by the Equity Income Portfolio to Pacific Mutual;

      F. (Multi-Strategy Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and J.P. Morgan Investment for the Multi-Strategy Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Multi-Strategy Portfolio) to J.P. Morgan Investment, with no change in the fees payable by the Multi-Strategy Portfolio to Pacific Mutual;

      G. (Equity Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management Inc., ("Greenwich") for the Equity Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Equity Portfolio) to Greenwich, with no change in the fees payable by the Equity Portfolio to Pacific Mutual;

      H. (Bond and Income Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and Greenwich for the Bond and Income Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Bond and Income Portfolio) to Greenwich, with no change in the fees payable by the Bond and Income Portfolio to Pacific Mutual; and

      I. (Emerging Markets Portfolio only.) An addendum to the Portfolio Management Agreement among the Fund, Pacific Mutual and Blairlogie Capital Management ("Blairlogie") for the Emerging Markets Portfolio that decreases the portfolio management fee paid by Pacific Mutual (and not the Emerging Markets Portfolio) to Blairlogie, with no change in the fees payable by the Emerging Markets Portfolio to Pacific Mutual.

    II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on October 24, 1996, as the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND MAIL THE PROXY IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Trustees

                                          By:

                                             Audrey L. Milfs, Secretary


Newport Beach, California

November 12, 1996

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 17, 1996

                               ----------------

                                PROXY STATEMENT

                               ----------------

                            SOLICITATION OF PROXIES

  This statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Pacific Select Fund (the "Fund") for use at a Special Meeting of Shareholders of the Fund to be held at 2:00 p.m. Pacific Time on December 17, 1996 at 700 Newport Center Drive, Newport Beach, California 92660, and at any adjournment thereof.

  The date of the first mailing of this proxy statement will be on or about November 12, 1996. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the attached Notice of Meeting. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person.

  Approval of each of Proposals A through I of Proposal I requires a vote of 67% or more of the shares of the pertinent Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less ("Majority Vote"). Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention on a particular vote by a Shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote.

  The costs of the Meeting, including the solicitation of proxies, will be paid by Pacific Mutual Life Insurance Company ("Pacific Mutual"), the Fund's Investment Adviser. The solicitation of proxies will be by mail. In addition to solicitation of proxies by mail, proxies may also be solicited by telephone, telegraph or personal interview conducted by officers of the Fund, or by proxy solicitation firms retained by the Fund.

  In the event that a sufficient number of votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

  The shares of the Fund are offered as an investment medium for variable life insurance policies and variable annuity contracts (collectively, "Variable Contracts") issued or administered by Pacific Mutual or its subsidiary, Pacific Corinthian Life Insurance Company ("Pacific Corinthian") and funded by separate accounts of Pacific Mutual and Pacific Corinthian, respectively. As of the close of business on October 24, 1996, the record date for the Meeting of Shareholders ("Record Date"), the Shareholders of the Fund were Pacific Mutual and its separate accounts, Pacific Corinthians separate account, and subsidiaries of Pacific Mutual.

  The indicated number of shares of beneficial interest of each of the following Portfolios of the Fund were outstanding at the close of business on the Record Date:

           PORTFOLIO                                            NUMBER OF SHARES
           ---------                                            ----------------
        Managed Bond...........................................  20,894,142.453
        Government Securities..................................   8,606,606.117
        Aggressive Equity......................................   3,339,852.028
        Growth LT..............................................  23,625,835.941
        Equity Income..........................................  19,305,207.437
        Multi-Strategy.........................................  13,812,641.647
        Equity.................................................   9,154,706.783
        Bond and Income........................................   6,299,310.604
        Emerging Markets.......................................   3,366,350.444

  Shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio. Shares of each Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

  Proposals I(A) through I(I), relating to the approval of the proposed Addenda to the Portfolio Management Agreements (individually the "Addendum" and collectively the "Addenda"), will be voted on separately by shareholders of the following Portfolios: the Managed Bond Portfolio, Government Securities Portfolio, Aggressive Equity Portfolio, Growth LT Portfolio, Equity Income Portfolio, Multi-Strategy Portfolio, Equity Portfolio, Bond and Income Portfolio, and the Emerging Markets Portfolio (the "Voting Portfolios"). If the Shareholders of a Voting Portfolio should fail to approve the applicable Proposal, the Proposed Addendum would nevertheless be affected with respect to a Voting Portfolio whose Shareholders have approved the applicable Proposal.

                                                           PROPOSAL
                                                          TO APPROVE
                          PROPOSAL   PROPOSAL   PROPOSAL   ADDENDUM   PROPOSAL   PROPOSAL
                         TO APPROVE TO APPROVE TO APPROVE     TO     TO APPROVE TO APPROVE
                          ADDENDUM   ADDENDUM   ADDENDUM  PORTFOLIO   ADDENDUM   ADDENDUM
                             TO         TO         TO     MANAGEMENT     TO         TO
                         PORTFOLIO  PORTFOLIO  PORTFOLIO  AGREEMENT  PORTFOLIO  PORTFOLIO
                         MANAGEMENT MANAGEMENT MANAGEMENT AMONG THE  MANAGEMENT MANAGEMENT
                         AGREEMENT  AGREEMENT  AGREEMENT    FUND,    AGREEMENT  AGREEMENT
                         AMONG THE  AMONG THE  AMONG THE   PACIFIC   AMONG THE  AMONG THE
                           FUND,      FUND,      FUND,    MUTUAL AND   FUND,      FUND,
                          PACIFIC    PACIFIC    PACIFIC      J.P.     PACIFIC    PACIFIC
                         MUTUAL AND MUTUAL AND MUTUAL AND   MORGAN   MUTUAL AND MUTUAL AND
 NAME OF PORTFOLIO         PIMCO       CCI       JANUS    INVESTMENT GREENWICH  BLAIRLOGIE
 -----------------       ---------- ---------- ---------- ---------- ---------- ----------
Managed Bond............      X
Government Securities...      X
Aggressive Equity.......                 X
Growth LT...............                            X
Equity Income...........                                       X
Multi-Strategy..........                                       X
Equity..................                                                  X
Bond and Income.........                                                  X
Emerging Markets........                                                             X

                             PROPOSALS I(A)--I(I):

                            APPROVAL OF ADDENDA TO
                      THE PORTFOLIO MANAGEMENT AGREEMENTS

  Pacific Mutual acts as Investment Adviser to each Portfolio of the Fund pursuant to an Investment Advisory Agreement ("Advisory Agreement") between the Fund and Pacific Mutual. As permitted by the Advisory Agreement, Pacific Mutual has hired several Portfolio Managers, whose fees Pacific Mutual pays out of its investment advisory fee.

  At a meeting held on November 1, 1996 the Board of Trustees, including a majority of the Independent Trustees, approved the terms of the proposed Addenda to the current Portfolio Management Agreements (the "Current Portfolio Management Agreements") among the Fund, Pacific Mutual, and several of the Portfolio Managers, that would decrease the portfolio management fees payable by Pacific Mutual to the Portfolio Managers for their services to the Portfolios under the applicable Portfolio Management Agreements. Because Pacific Mutual pays the portfolio management fees to the Portfolio Managers out of the advisory fee that it receives from the Fund, the proposed decrease in the portfolio management fees will have no effect on the total fees borne by the Portfolios. Pacific Mutual will retain the difference in fees. Under the proposed Addenda, the following Portfolio Managers would be paid a lower fee than they are currently paid by Pacific Mutual (and not the Portfolios):
Pacific Investment Management Company ("PIMCO"), Portfolio Manager for the Managed Bond Portfolio and the Government Securities Portfolio; Columbus Circle Investors ("CCI"), Portfolio Manager for the Aggressive Equity Portfolio; Janus Capital Corporation ("Janus"), Portfolio Manager for the Growth LT Portfolio; J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), Portfolio Manager for the Equity Income Portfolio and the Multi-Strategy Portfolio; Greenwich Street Advisors, a division of Smith Barney Mutual Funds Management Inc. ("Greenwich"), Portfolio Manager for the Equity Portfolio and the Bond and Income Portfolio; and Blairlogie Capital Management ("Blairlogie"), Portfolio Manager for the Emerging Markets Portfolio; (collectively, the "Portfolio Managers").

COMPARISON OF THE CURRENT PORTFOLIO MANAGEMENT AGREEMENTS AND THE PORTFOLIO
 MANAGEMENT AGREEMENTS AS AMENDED BY THE PROPOSED ADDENDA

  The proposed Addenda would not change the Current Portfolio Management Agreements other than to decrease the fees payable by Pacific Mutual to each Portfolio Manager. Both the Current Portfolio Management Agreements and the Portfolio Management Agreements as amended by the proposed Addenda (the "Amended Portfolio Management Agreements") require each Portfolio Manager to provide, subject to the supervision of the Board of Trustees and Pacific Mutual, a continuous investment program for their respective Portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the Portfolios. Each Portfolio Manager is required to determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. Each Portfolio Manager is required to provide the services under the Portfolio Management Agreement in accordance with the relevant Portfolio's investment objectives, policies and restrictions.

  If approved, the Addenda will become effective on January 1, 1997, and the Amended Portfolio Management Agreements will remain in force until December 31, 1997, and from year to year thereafter, subject to approval annually by the Board of Trustees or by a Majority Vote of the outstanding shares of the Portfolios of the Fund, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. If the Shareholders of any one or more of the Voting Portfolios should fail to approve the proposed Addenda, the current Portfolio Managers may continue to serve as Portfolio Manager under the Current Portfolio Management Agreements with respect to those Portfolios, and may serve as Portfolio Manager under the Amended Portfolio Management Agreements with respect to those Portfolios whose Shareholders approve the proposed Addenda.

  The proposed Addenda as approved by the Board of Trustees are now submitted for approval by the Shareholders of the Voting Portfolios. Set forth below is a description of the changes in the fee schedule that would result if the proposed Addenda are approved. The forms of the Portfolio Management Agreements and the proposed Addenda are attached hereto as follows:

            PORTFOLIO                                                   EXHIBIT
            ---------                                                   -------
        Managed Bond...................................................    A
        Government Securities..........................................    A
        Aggressive Equity..............................................    B
        Growth LT......................................................    C
        Equity Income..................................................    D
        Multi-Strategy.................................................    D
        Equity.........................................................    E
        Bond and Income................................................    E
        Emerging Markets...............................................    F

ALLOCATION OF FEES UNDER THE AMENDED PORTFOLIO MANAGEMENT AGREEMENTS

  The proposed Addenda would not amend the Portfolio Management Agreements other than to reduce the portfolio management fee payable by Pacific Mutual (and not the Portfolios) to each Portfolio Manager. The total advisory fee paid by the Fund to Pacific Mutual would be unchanged.

  The following table summarizes (i) the fee paid to Pacific Mutual by the Fund for its services under the Advisory Agreement, (ii) the fees paid to each Portfolio Manager by Pacific Mutual for its services under the Current Portfolio Management Agreement, and (iii) the proposed fee that each Portfolio Manager would be paid under the proposed Addenda for their services under the Amended Portfolio Management Agreement. All of these fees are accrued daily and paid monthly, based on an annual percentage of the average daily net assets of the Portfolios.

                                  ADVISORY
                                   FEE TO          CURRENT                  PROPOSED
                       PORTFOLIO  PACIFIC         PORTFOLIO                PORTFOLIO
      PORTFOLIO        MANAGER     MUTUAL       MANAGEMENT FEE           MANAGEMENT FEE
      ---------        ---------  --------      --------------           --------------
Managed Bond           PIMCO        .60%   Based on the assets of   Based on the aggregate
                                                                                 ---------
                                           the Managed Bond         assets of the Managed
                                           Portfolio:               Bond and Government
                                           .50% on first $25        Securities Portfolios:
                                           million, .375% on next   .50% on first $25
                                           $25 million, and .25%    million, .375% on next
                                           thereafter               $25 million, and .25%
                                                                    thereafter
Government Securities  PIMCO        .60%   Based on the assets of   Based on the aggregate
                                                                                 ---------
                                           the Government           assets of the Managed
                                           Securities Portfolio:    Bond and Government
                                           .50% on first $25        Securities Portfolios:
                                           million, .375% on next   .50% on first $25
                                           $25 million, and .25%    million, .375% on next
                                           thereafter               $25 million, and .25%
                                                                    thereafter
Aggressive Equity      CCI          .80%   .55% on first $100       .55% on first $100
                                           million, .50% on next    million, .50% on next
                                           $250 million, and .45%   $150 million, .45% on
                                           thereafter               next $250 million, and
                                                                    .40% thereafter

                             ADVISORY
                              FEE TO          CURRENT                  PROPOSED
                  PORTFOLIO  PACIFIC         PORTFOLIO                PORTFOLIO
   PORTFOLIO       MANAGER    MUTUAL       MANAGEMENT FEE           MANAGEMENT FEE
   ---------      ---------  --------      --------------           --------------
Growth LT         Janus         .75%  .60% on first $100       .55% on first $100
                                      million, and .55%        million, .50% on the
                                      thereafter               next $400 million, and
                                                               .45% thereafter
Equity Income     J.P.          .65%  Based on the aggregate   Based on the aggregate
                  Morgan                           ---------                ---------
                  Investment          assets of the Equity     assets of the Equity
                                      Income and Multi-        Income and Multi-
                                      Strategy Portfolios.     Strategy Portfolios.
                                      .45% on first $100       .45% on first $100
                                      million, .40% on next    million, .40% on next
                                      $100 million .35% on     $100 million, .35% on
                                      next $200 million, and   next $200 million, .30%
                                      .30% thereafter          on next $350 million,
                                                               and .20% thereafter
Multi-Strategy    J.P.          .65%  Based on the aggregate   Based on the aggregate
                  Morgan                           ---------                ---------
                  Investment          assets of the Equity     assets of the Equity
                                      Income and Multi-        Income and Multi-
                                      Strategy Portfolios.     Strategy Portfolios.
                                      .45% on first $100       .45% on first $100
                                      million, .40% on next    million, .40% on next
                                      $100 million, .35% on    $100 million, .35% on
                                      next $200 million, and   next $200 million, .30%
                                      .30% thereafter          on next $350 million,
                                                               and .20% thereafter
Equity            Greenwich     .65%  .50% on first $500       Based on the aggregate
                                                                            ---------
                                      million, .45% on next    assets of the Equity and
                                      $500 million, and .40%   Bond and Income
                                      thereafter               Portfolios.
                                                               .45% on first $100
                                                               million, .40% on next
                                                               $100 million, .35% on
                                                               next $200 million, .30%
                                                               on next $600 million,
                                                               and .20% thereafter
Bond and Income   Greenwich     .60%  .40% on first $500       Based on the aggregate
                                      million, .35% on next                 ---------
                                      $500 million, and .30%   assets of the Equity and
                                      thereafter               Bond and Income
                                                               Portfolios.
                                                               .45% on first $100
                                                               million, .40% on next
                                                               $100 million, .35% on
                                                               next $200 million, .30%
                                                               on next $600 million,
                                                               and .20% thereafter
Emerging Markets  Blairlogie   1.10%  .85% on first $50        .85% on first $50
                                      million, .75% on next    million, .75% on next
                                      $50 million, .70% on     $50 million, .70% on
                                      next $50 million, and    next $50 million, .65%
                                      .65% thereafter          on next $50 million, and
                                                               .60% thereafter

  The table below compares actual fees paid for each Portfolio to its Portfolio Manager by Pacific Mutual under the Portfolio Management Agreement during the year July 1, 1995 to June 30, 1996 of the Fund, except for the Aggressive Equity and Emerging Markets Portfolio which is shown for the three month period ended June 30, 1996, with the hypothetical fees that would have been paid to each Portfolio Manager by Pacific Mutual under the Portfolio Management Agreements if the proposed Addenda had been in effect during that period:

                              PACIFIC SELECT FUND
                              FOR THE PERIOD FROM
                        JULY 1, 1995 THRU JUNE 30, 1996

                                                                           REDUCTION IN
                                                                             PROPOSED
                                                                            PORTFOLIO
                                                                         MANAGEMENT FEES
                                                                           FROM CURRENT
                             FEES RECEIVED     PROPOSED % FEES PORTFOLIO       FEES
                         --------------------- REDUCTION  MANAGER WOULD  -----------------
                                    PORTFOLIO  IN CURRENT HAVE RECEIVED
                          ADVISORY  MANAGEMENT  ADVISORY  UNDER PROPOSED
  FUND                      FEES       FEES       FEES      REDUCTION    DOLLARS   PERCENT
  ----                   ---------- ---------- ---------- -------------- --------  -------
Managed Bond............ $  738,201 $  402,048    0.0%      $  371,910   $ 30,138    7.5%
Government Securities...    356,660    239,814    0.0          176,202     63,612   26.5
                         ---------- ----------    ---       ----------   --------   ----
  Subtotal..............  1,094,861    641,862    0.0          548,112     93,750   14.6
Aggressive Equity.......     25,006     17,548    0.0           17,548          0*   0.0
Growth LT...............  1,579,365  1,211,223    0.0        1,105,657    105,566    8.7
Equity Income...........  1,346,148    814,687    0.0          814,687          0*   0.0
Multi-Strategy..........    856,158    519,085    0.0          519,085          0*   0.0
                         ---------- ----------    ---       ----------   --------   ----
  Subtotal..............  2,202,306  1,333,772    0.0        1,333,772          0    0.0
Equity..................    766,730    590,949    0.0          506,846     84,103   14.2
Bond & Income...........    330,619    220,695    0.0          236,608    (15,913)  (7.2)
                         ---------- ----------    ---       ----------   --------   ----
  Subtotal..............  1,097,349    811,644    0.0          743,454     68,190    8.4
Emerging Markets........     39,104     30,675    0.0           30,675          0*   0.0
                         ---------- ----------    ---       ----------   --------   ----
    Total............... $6,037,991 $4,046,724    0.0%      $3,779,218   $267,506    6.6%
                         ========== ==========    ===       ==========   ========   ====

--------

* The portfolio management fees are not reduced because the proposed reductions are triggered at higher asset levels.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

 Pacific Investment Management Company

  PIMCO (including its predecessor corporation) has been an investment manager since 1971. As of year-end 1995, PIMCO had approximately $76.9 billion in assets under management. PIMCO provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private institutional accounts including pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, California 92658-6430.

  PIMCO is a general partnership and a subsidiary of PIMCO Advisors L.P. ("PALP"), a Delaware limited partnership organized in 1987. A portion of the units of limited partnership interests in PALP are traded publicly on the New York Stock Exchange. The general partner of PALP is PIMCO Partners, G.P. Pacific Mutual and its subsidiaries and affiliates hold a substantial interest in PALP through direct or indirect ownership of its outstanding units, and indirectly hold a majority interest in PIMCO Partners G.P., with a remainder held indirectly by a group comprised of the Managing Directors of PIMCO. PALP is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. Pacific Mutual is not represented on the Operating Board and has minority representation on the Equity Board.

  See Exhibit G for a list of the directors and principal executive officer of PIMCO and a table setting forth the other investment companies with similar investment objectives to those of the Managed Bond Portfolio or the Government Securities Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and PIMCO was last submitted to a vote of the Shareholders of the Managed Bond Portfolio and the Government Securities Portfolio on October 18, 1994. The purpose of that vote was to retain PIMCO as Portfolio Manager, succeeding its predecessor Pacific Investment Management Company, a California corporation, upon the effective date of a consolidation transaction relating to the predecessor corporation.

 Columbus Circle Investors

  CCI (including its predecessors) has been advising institutional investors since 1975. As of December 31, 1995, CCI managed approximately $12.7 billion of assets. CCI is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. CCI is a general partnership and a subsidiary of PIMCO Advisors, L.P. ("PALP"), a Delaware limited partnership organized in 1987. A portion of the units of limited partnership interests in PALP are traded publicly on the New York Stock Exchange. The general partner of PALP is PIMCO Partners, G.P. Pacific Mutual and its subsidiaries and affiliates hold a substantial interest in PALP through direct or indirect ownership of its outstanding units, and indirectly hold a majority interest in PIMCO Partners G.P., with a remainder held indirectly by a group comprised of the Managing Directors of PIMCO. PALP is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. Pacific Mutual is not represented on the Operating Board and has minority representation on the Equity Board.

  See Exhibit H for a list of the directors and principal executive officer of CCI and a table setting forth the other investment companies with similar investment objectives to those of the Aggressive Equity Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and CCI was last submitted to a vote of the sole Shareholder of the Aggressive Equity Portfolio on January 30, 1996. The purpose of that vote was the initial retention of CCI as Portfolio Manager upon establishment of the Portfolio.

 Janus Capital Corporation

  Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Janus' address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus.

  See Exhibit I for a list of the directors and principal executive officer of Janus and a table setting forth the other investment companies with similar investment objectives to those of the Growth LT Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and Janus was last submitted to a vote of the sole Shareholder of the Growth LT Portfolio on December 15, 1993. The purpose of that vote was the initial retention of Janus as Portfolio Manager upon establishment of that Portfolio.

 J.P. Morgan Investment Management Inc.

  J.P. Morgan Investment is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A different investment management firm served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  See Exhibit J for a list of the directors and principal executive officer of J.P. Morgan Investment and a table setting forth the other investment companies with similar investment objectives to those of the Equity Income Portfolio or the Multi-Strategy Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and J.P. Morgan Investment was last submitted to a vote of the Shareholders of the Equity Income Portfolio and the Multi-Strategy Portfolio on December 13, 1993. The purpose of that vote was to retain J.P. Morgan Investment as Portfolio Manager to these Portfolios, replacing the previous portfolio manager.

 Greenwich Street Advisors

  Greenwich, a division of Smith Barney Mutual Funds Management Inc. ("SBMFM") and its predecessors have been in the investment counseling business since 1934 and have been providing investment advisory services to mutual funds since 1968. Greenwich's address is 388 Greenwich Street, 23rd floor, New York, New York 10048. As of September 30, 1996, SBMFM managed approximately $77 billion of mutual fund assets.

  See Exhibit K for a list of the directors and principal executive officer of SBMFM and a table setting forth the other investment companies with similar investment objectives to those of the Equity Portfolio or the Bond and Income Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and SBMFM was last submitted to a vote of the sole Shareholder of the Equity Portfolio and the Bond and Income Portfolio on September 6, 1994. The purpose of that vote was to retain Greenwich as Portfolio Manager of those Portfolios upon establishment of those Portfolios.

 Blairlogie Capital Management

  Blairlogie, a UK limited partnership, is a subsidiary partnership of PIMCO Advisors, L.P., ("PALP"), a Delaware limited partnership organized in 1987. Blairlogie's address is 4th Floor, 125 Princes Street,

Edinburgh, Scotland EH2 4AD. Blairlogie and its predecessor commenced operations in 1992. As of December 31, 1995, Blairlogie had approximately $645.4 million in assets under management. A portion of the units of limited partnership interests in PALP are traded publicly on the New York Stock Exchange. The general partner of PALP is PIMCO Partners, G.P. Pacific Mutual and its subsidiaries and affiliates hold a substantial interest in PALP through direct or indirect ownership of its outstanding units, and indirectly hold a majority interest in PIMCO Partners G.P., with a remainder held indirectly by a group comprised of the Managing Directors of PIMCO. PALP is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. Pacific Mutual is not represented on the Operating Board and has minority representation on the Equity Board.

  See Exhibit L for a list of the directors and principal executive officer of Blairlogie and a table setting forth the other investment companies with similar investment objectives to those of the Emerging Markets Portfolio, including the rate of fees payable by such investment companies and their approximate net assets.

  The Portfolio Management Agreement among the Fund, Pacific Mutual, and Blairlogie was last submitted to a vote of the sole Shareholder of the Emerging Markets Portfolio on January 30, 1996. The purpose of that vote was to retain Blairlogie as the Portfolio Manager of the Emerging Markets Portfolio upon establishment of that Portfolio.

 The Evaluation by the Trustees and the Trustees' Recommendation

  In approving the Addenda, the Board of Trustees concluded that the compensation to be paid by Pacific Mutual to the Portfolio Managers under the proposed Addenda is fair and reasonable and represents an appropriate allocation of fees in relation to the services provided by each of the parties to the Agreement. In approving the Addenda, and recommending its approval by Shareholders, the Board, including the Trustees who are not interested persons of Pacific Mutual or the Portfolio Managers, considered several factors. The factors considered by the Trustees included (1) the difference between the current portfolio management fees and the proposed portfolio management fees;
(2) the difference between the compensation under the Advisory Agreement retained by Pacific Mutual under the current portfolio management fees and the proposed portfolio management fees; (3) the expenses borne by the Portfolios;
(4) comparative data to other funds relating to advisory fees and expense ratios; (5) the efforts and expenses of Pacific Mutual in rendering its services under the Advisory Agreement; and (6) that the proposed Addenda are expected to have no adverse effect on the nature and quality of the Portfolio Managers' services.

  In analyzing whether it is appropriate for Pacific Mutual to retain the difference between the current and proposed portfolio management fees, the Trustees also considered Pacific Mutual's expenses associated with the development and operation of Variable Contracts, whose proceeds are invested in the Fund, and the services rendered by Pacific Mutual in connection with the Variable Contracts, including those services made available in recent years to Variable Contract Owners at no additional cost. In that regard, the Board noted: (1) the high quality of services rendered by Pacific Mutual to its customers, which have received high ratings in industry surveys; (2) the provision of asset allocation and portfolio rebalancing services offered to Variable Contract Owners and dollar cost averaging services offered to Owners of certain Variable Contracts by Pacific Mutual and its subsidiary, Pacific Mutual Distributors, Inc. ("PMD"), at no additional cost; (3) Pacific Mutual's enhanced reporting of financial information to Variable Contract Owners; and
(4) Pacific Mutual's significant investment in technology and other expenses associated with developing and rendering these and other services. In addition, the Trustees also considered the following financial factors relating to Pacific Mutual: (1) Pacific Mutual's earnings and losses in developing and administering the Variable Contracts, including consideration of revenues and expenses attributable to the Variable Contracts in the current year, for prior years, and as projected; (2) the reasonableness of Pacific Mutual's goals for the return it seeks from its investment in developing the Variable Contracts and the projected asset levels at which those goals may be attained; and (3) the expenses borne by Pacific Mutual and PMD in distributing the Variable Contracts, and in providing support for ongoing servicing of Contract Owners by registered representatives. The Board noted that the efforts of Pacific Mutual and Pacific Mutual Distributors, Inc., in promoting Variable Contracts has resulted in growth in the Fund's assets, which recently has produced some economies of scale that have reduced expense ratios for the Portfolios. Finally, the Board noted that the newer Portfolios currently benefit, and older Portfolios have historically benefited from Pacific Mutuals policy of waiving fees to limit expenses at certain levels, as described in the Fund's Prospectus.

  ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
RECOMMENDS:

    A. APPROVAL BY THE SHAREHOLDERS OF THE MANAGED BOND PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND PIMCO;

    B. APPROVAL BY THE SHAREHOLDERS OF THE GOVERNMENT SECURITIES PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND PIMCO;

    C. APPROVAL BY THE SHAREHOLDERS OF THE AGGRESSIVE EQUITY PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND CCI;

    D. APPROVAL BY THE SHAREHOLDERS OF THE GROWTH LT PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND JANUS;

    E. APPROVAL BY THE SHAREHOLDERS OF THE EQUITY INCOME PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND J.P. MORGAN;

    F. APPROVAL BY THE SHAREHOLDERS OF THE MULTI-STRATEGY PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND J.P. MORGAN;

    G. APPROVAL BY THE SHAREHOLDERS OF THE EQUITY PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND GREENWICH;

    H. APPROVAL BY THE SHAREHOLDERS OF THE BOND AND INCOME PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND GREENWICH; AND

    I. APPROVAL BY THE SHAREHOLDERS OF THE EMERGING MARKETS PORTFOLIO OF THE ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT BETWEEN PACIFIC MUTUAL AND BLAIRLOGIE.

                         PROPOSAL TWO: OTHER BUSINESS

  The Trustees know of no business to be brought before the meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

INFORMATION ABOUT PACIFIC MUTUAL

  Pacific Mutual Life Insurance Company, located at 700 Newport Center Drive, Newport Beach, California, 92660, is a mutual life insurance company that was organized under the laws of the State of California and was authorized to conduct business as a life insurance company on January 2, 1868. As of September 30, 1996, Pacific Mutual had total assets of approximately $20.3 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total funds under management of approximately $129.0 billion.

  Pacific Mutual will vote shares of each Portfolio held by each separate account in accordance with instructions received from Variable Contract Owners. Pacific Mutual will also vote shares of each Portfolio held in each separate account for which it has not received instructions in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract Owners. Variable Contract Owners permitted to give instructions for each Portfolio and the number of shares for which such instructions may be given to be voted at the Meeting and any adjournment thereof will be determined as of the Record Date.

TRUSTEES AND OFFICERS

  None of the Trustees and Officers of the Fund is an officer or employee of any of the Portfolio Managers whose fee is the subject of this Proxy. Thomas
C. Sutton, the Fund's President and Chairman of the Board of Trustees, is one of twelve members of the Equity Board of PALP, a general partner of PIMCO, CCI and Blairlogie.

  As of the Record Date, the Officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. As of the Record Date, Richard L. Nelson, an Independent Trustee of the Fund, 8 Cherry Hills Lane, Newport Beach, California 92660, beneficially owned 669.680 shares (.0029%) of the Growth LT Portfolio.

  The table below presents information regarding share ownership as of the Record Date, of each Variable Contract Owner who owns a Variable Contract that entitles the Owner to give voting instructions with respect to 5% or more of the shares of a Voting Portfolio.

                                                                     PERCENT OF
                                                         NUMBER OF   OUTSTANDING
   NAME (AND ADDRESS)                      PORTFOLIO      SHARES     FUND SHARES
   ------------------                      ---------     ---------   -----------
   Healthy Alliance Life Ins. Co......... Managed Bond 1,194,624.418    5.72%
   c/o MCG LA
   644 S. Figueroa Street
   Los Angeles, California 90017

  In addition, as of the Record Date, shares of a Voting Portfolio held by Pacific Mutual in its general account and shares held by its non-insurance subsidiaries were as follows:

        PORTFOLIO                                                  SHARES OWNED
        ---------                                                  -------------
        Aggressive Equity.........................................   500,489.194
        Growth LT.................................................         1.081
        Emerging Markets.......................................... 1,000,001.000

  Shares of a Voting Portfolio held by Pacific Mutual in its general account and shares held by its non-insurance subsidiaries will be voted in the same proportion as the votes cast with respect to shares held in all of Pacific Mutual's and Pacific Corinthian's separate accounts, in the aggregate. Therefore, Pacific Mutual will not vote these shares in its discretion.

INFORMATION ABOUT THE DISTRIBUTOR

  Pacific Mutual Distributors, Inc. ("PMD"), 700 Newport Center Drive, Newport Beach, California 92660, a subsidiary of Pacific Mutual, serves as the Fund's distributor. PMD receives no remuneration from the Fund for its services.

AFFILIATED BROKERAGE

  During the year 1995, the Equity Portfolio paid Smith Barney Inc. $68,472, and Robinson Humphrey Co., Inc. $22,500 in brokerage commissions and markups on principal transactions ("Fees"). Both Smith Barney Inc. and Robinson Humphrey Co., Inc. are affiliates of Greenwich. Of total brokerage commissions, the Fees paid to Smith Barney Inc. accounted for 20.41% and the Fees paid to Robinson Humphrey Co., Inc. accounted for 6.71%.

SHAREHOLDER PROPOSALS

  The Fund is not required to hold regular annual meetings and, in order to minimize the Fund's costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by the Fund's management. Therefore it is not practicable to specify a date by which Shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

ANNUAL REPORT

  An Annual Report for the Fund dated December 31, 1995 has been filed with the Securities and Exchange Commission and is available without charge upon request by calling (800) 800-7681 or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Trustees

                                          Audrey C. Milfs, Secretary

November 12, 1996

                                                                      EXHIBIT A

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 15th day of November, 1994, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, Pacific Investment Management Company, ("PIMCO", "Portfolio Manager"), a Delaware general partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, two of which are designated the Managed Bond Portfolio and the Government Securities Portfolio (referred to as "Series" in the Agreement and hereinafter referred to as "Portfolios");

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed PIMCO as Portfolio Manager to the Portfolios and PIMCO has accepted such appointment;

  WHEREAS, Pacific Mutual, PIMCO, and the Fund desire to amend Section 4 of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, PIMCO, and the Fund that Section 4 of the Agreement be amended to read as follows:

   4. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee based on the aggregate average daily net assets of the Managed Bond Portfolio and the Government Securities Portfolio, at an annual rate equal to .50% of the Portfolios' aggregate average daily net assets on the first $25 million, .375% of the Portfolios' aggregate average daily net assets on the next $25 million, and .25% of the Portfolios' aggregate average daily net assets in excess of $50 million. This fee shall be computed and accrued daily and payable monthly.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.

                                          PACIFIC MUTUAL LIFE INSURANCE

_____________________________________     By: _________________________________
Attest:                                      Title: Chairman of the Board,
Title: Secretary                             Director and Chief Executive
                                              Officer



                                          PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY

_____________________________________     By: _________________________________
Attest:                                      Title:
Title:
                                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________

Attest:                                      Title: President and Chairman
Title: Secretary

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 15th day of November 1994 among Pacific Mutual Life Insurance Company, a California Company ("Pacific Mutual"), Pacific Investment Management Company, ("PIMCO"), a Delaware general partnership, and Pacific Select Fund, a Massachusetts Business Trust (the "Fund").

  WHEREAS, Pacific Select Fund, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company and is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective, policies and limitations;

  WHEREAS, the Fund intends initially to offer shares in eight classes to be designated as the Money Market Series, Managed Bond Series, High Yield Bond Series, International Series, Government Securities Series, Growth Series, Equity Income Series, and Multi-Strategy Series, (the "Initial Series");

  WHEREAS, the Fund has retained Pacific Mutual to render investment management and administrative services to the Initial Series;

  WHEREAS, Pacific Mutual represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"), as amended;

  WHEREAS, PIMCO represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended; and

  WHEREAS, Pacific Mutual and the Fund desire to retain PIMCO to furnish portfolio management services to the Managed Bond Series and Government Securities Series in connection with Pacific Mutual's investment management activities on behalf of the Series, and PIMCO is willing to furnish such services to Pacific Mutual and the Fund;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between Pacific Mutual, PIMCO and the Fund as follows:

  1. Appointment. Pacific Mutual and the Fund hereby appoint PIMCO to act as Portfolio Manager to the Managed Bond Series and Government Securities Series, (the "Series"), for the periods and on the terms set forth in this Agreement. PIMCO accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

  In the event the Fund designates one or more classes other than the Series with respect to which Pacific Mutual and the Fund desire to retain PIMCO to render portfolio management services hereunder, they shall notify PIMCO in writing. If PIMCO is willing to render such services, it shall notify Pacific Mutual and the Fund in writing, whereupon such class shall become a Series hereunder, and be subject to this Agreement.

  2. Portfolio Management Duties. Subject to the supervision of Pacific Mutual and the Fund's Board of Trustees, PIMCO will provide a continuous investment program for the Series' portfolios, including investment research and management with respect to all securities and investments and cash equivalents in the portfolios. PIMCO will determine from time to time what securities and other investments will be purchased, retained or sold by the Series. PIMCO will provide the services under this Agreement in accordance with the Series' investment objectives, policies and restrictions as stated in the Fund's registration statement filed with the Securities and Exchange Commission ("SEC"), as amended. PIMCO further agrees that it will:

    (a) conform with all applicable rules and regulations of the 1940 Act, all other applicable federal and state laws and regulations and with any applicable procedures adopted by the Fund's Board of Trustees;

    (b) place orders pursuant to its investment determinations for the Series either directly with the issuer or with any broker or dealer. PIMCO is authorized to select brokers and dealers and open and maintain brokerage accounts and trading accounts for the purchasing and selling of financial futures contracts and related options with futures commission merchants for and on behalf of the Series in accordance with procedures established by Pacific Mutual and approved by the Fund's Board of Trustees. In placing orders with brokers and dealers, PIMCO will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, PIMCO may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide it with research advice and other services of lawful assistance to PIMCO in serving the Series as Portfolio Manager;

    (c) on occasions when the PIMCO deems the purchase or sale of a security to be in the best interest of the Fund as well as its other investment advisory clients, PIMCO may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by PIMCO in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

    (d) in connection with the purchase and sale of securities of each Series, PIMCO will arrange for the transmission to custodian for the Fund on a daily basis, such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, PIMCO will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian.

    (e) PIMCO will make available to Pacific Mutual and the Fund promptly upon their request all of the Fund's investment records and ledgers as are necessary to assist Pacific Mutual and the Fund in their compliance with respect to the Series' securities transactions as required by the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws. PIMCO will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as Pacific Mutual and the Trustees may reasonably request. PIMCO will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (f) PIMCO will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant this Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

    (g) In rendering the services required under this Agreement, PIMCO may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, PIMCO may not retain as subadvisors any company that would be an "investment adviser," as that term is defined in the 1940 Act, to the Fund unless the contract with such company is approved by a majority of the Fund's Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such person or persons and who are not "interested persons," as defined in the 1940 Act, of the Fund, PIMCO, or any such person or persons, and to approval by the vote of a majority of the outstanding voting securities of the Fund to the extent required by the 1940 Act. PIMCO shall be responsible for making inquiries and for reasonably insuring that any employee of PIMCO, any person or firm that PIMCO has employed or with which it has associated, or any employee thereof has not, to the best of PIMCO's knowledge, in any material connection with the handling of Fund assets:

      (a) been convicted, in the last 10 years, or any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of sections 1341, 1342, or 1343 of Title 18, United States Code; or

      (b) been found by any state regulatory authority, within the last 10 years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

      (c) been found by any federal or state regulatory authorities, within the last 10 years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

  3. Expenses. During the term of this Agreement, PIMCO will pay all expenses incurred by it, its staff and their activities, in connection with its portfolio management under this Agreement. This does not include costs payable by the Fund, the Custodian or Pacific Mutual.

  4. Compensation. For the services provided, Pacific Mutual will pay PIMCO a fee, payable monthly, based on the average daily net assets of the Managed Bond Series and Government Securities Series, at the annual rate of .50% of the average daily net assets of each Series up to $25 million, .375% of average daily net assets of each Series on the next $25 million and .25% of each Series' average daily net assets thereafter.

  5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, PIMCO hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. PIMCO further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Investment Advisers Act of 1940 ("Advisers Act") for the period specified in the Rule.

  6. Indemnification. PIMCO agrees to indemnify and hold harmless, Pacific Mutual, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Pacific Mutual and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Pacific Mutual against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which Pacific Mutual or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of PIMCO's responsibilities as Portfolio Manager of the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by PIMCO, any of its employees or representatives or any affiliate of or any person acting on behalf of PIMCO, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the shares of the Fund or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Pacific Mutual, the Fund or any affiliated person of the Fund by PIMCO or any affiliated person of PIMCO; provided, however, that in no case is PIMCO's indemnity in favor of Pacific Mutual or any affiliated person or controlling person of Pacific Mutual deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his duties or by reason of his reckless disregard of obligation and duties under this Agreement.

  Pacific Mutual agrees to indemnify and hold harmless PIMCO, any affiliated person within the meaning of Section 2(a) (3) of the 1940 Act ("affiliated person") of PIMCO and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") PIMCO against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which PIMCO or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Pacific Mutual's responsibilities as Investment Adviser of the Fund which (1) may be based upon any misfeasance, malfeasance, or nonfeasance by Pacific Mutual, any of its employees or representatives or any affiliate of or any person acting on behalf of Pacific Mutual or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering shares of the Fund or any Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such statement or omission was made in reliance upon written information furnished to Pacific Mutual or any affiliated person of Pacific Mutual by PIMCO or any affiliated person of PIMCO; provided however, that in no case is the indemnity of Pacific Mutual in favor of PIMCO, or any affiliated person or controlling person of PIMCO deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of obligations and duties under this Agreement.

  Except as may otherwise be required by the 1940 Act or the rules thereunder, the Fund agrees that PIMCO, any affiliated person within the meaning of
Section 2(a)(3) of the 1940 Act of PIMCO and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls PIMCO shall not be liable, or subject to any damages, expenses or losses, in connection with any act or omission connected with or arising out of any investment advisory services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of PIMCO's duties or by reason of reckless disregard of PIMCO's obligations and duties under this Agreement.

  7. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve or disapprove any action hereunder taken on its behalf by PIMCO.

  8. Services Not Exclusive. It is understood that the services of PIMCO are not exclusive, and nothing in this Agreement shall prevent PIMCO from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

  9. Duration and Termination. This Agreement shall become effective as of the "Closing Date" as that term is defined in the Agreement and Plan of Consolidation for PIMCO Advisers L.P., dated July 11, 1994 (the "Effective Date"). Unless terminated as provided herein, the Agreement shall remain in full force and effect for two years from such date and continue on an annual basis with respect to each Series unless terminated in accordance with the following sentence; provided that such annual continuance is specifically approved each year by (a) the vote of a majority of the entire Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of each Series (as defined in the 1940 Act), and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. In the event this Agreement is not approved in the manner described in the preceding sentence, the paragraph numbered six (6), of this Agreement shall remain in effect as well as any applicable provision of this paragraph numbered nine (9) and PIMCO shall not provide any services for such Series or receive any fees on account of such Series that fail to so approve of this Agreement. Notwithstanding the foregoing, this Agreement may be terminated:
(a) by Pacific Mutual at any time without penalty, upon sixty (60) days' written notice to PIMCO and the Fund (b) at any time without payment of any penalty by the Fund, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) day's written notice to PIMCO, or (c) by PIMCO at any time without penalty by PIMCO, upon sixty (60) day's written notice to Pacific Mutual and the Fund. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to Pacific Mutual or the Fund, free from any claim or retention of rights by PIMCO: the Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

  10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Fund, including a majority of the Trustees of the Fund who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

  11. Use of Name. It is understood that the name Pacific Select or any derivative thereof or logo associated with that name is the valuable property of Pacific Mutual and its affiliates, and that the Fund and/or the Series have the right to use such name (or derivative or logo) only so long as Pacific Mutual is Investment Manager to the Fund and/or the Series. Upon termination of the Investment Management Agreement between the Fund (or Series) and Pacific Mutual, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the Fund, shall promptly amend its Agreement and Declaration of Trust to change its name.

  It is understood that the name (PIMCO) Pacific Investment Management Company or any derivative thereof or logo associated with that name is the valuable property of PIMCO and its affiliates and that the Fund and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Fund with the approval of PIMCO and for so long as PIMCO is Portfolio Manager to the Fund and/or the Series. Upon termination of this Agreement between the Fund (or Series), Pacific Mutual, and PIMCO, the Fund (or Series) shall forthwith cease to use such name (or derivative or logo).

  12. Miscellaneous.

  (a) This Agreement shall be governed by the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 9 of the Agreement, this Agreement may not be assigned by any party without the prior written consent of the other parties.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

  (e) Nothing herein shall be construed as constituting PIMCO as an agent of the Fund or Pacific Mutual.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

Date: November 15, 1994                   By: /s/ Glenn S. Schafer
                                            -----------------------------------
                                            Executive Vice President

                                          PACIFIC INVESTMENT
                                          MANAGEMENT COMPANY

Date: November 15, 1994                   By: /s/ William Cvengros
                                            -----------------------------------
                                            Chief Executive Officer

                                          PACIFIC SELECT FUND

Date: November 15, 1994                   By: /s/ Thomas C. Sutton
                                            -----------------------------------

                                            President

                                                                      EXHIBIT B

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 26th day of December, 1995, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, Columbus Circle Investors ("CCI", "Portfolio Manager"), a partnership, and Pacific Select Fund ("the Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, one of which is designated the Aggressive Equity Portfolio ("Portfolio");

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed CCI as Portfolio Manager to the Portfolio and CCI has accepted such appointment;

  WHEREAS, Pacific Mutual, CCI, and the Fund desire to amend the Fee Schedule of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, CCI, and the Fund that the Fee Schedule of the Agreement be amended to read as follows:

                              PACIFIC SELECT FUND

                                 FEE SCHEDULE

                           COLUMBUS CIRCLE INVESTORS

  Portfolio: Aggressive Equity Portfolio

  Fee: The Adviser will pay to the Portfolio Manager a fee based on the average daily net assets of the Portfolio at an annual rate equal to:


    .55% on the first $100 million;

    .50% on the next $150 million;

    .45% on the next $250 million;

    .40% on the excess of $500 million.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.

                                          PACIFIC MUTUAL LIFE INSURANCE

_____________________________________     By: _________________________________
Attest:                                      Title: Chairman of the Board,
Title: Secretary                             Director and Chief Executive
                                             Officer


                                          COLUMBUS CIRCLE INVESTORS

_____________________________________     By: _________________________________
                                             Title:
Attest:

Title: Secretary                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________

Attest:                                      Title: President and Chairman
Title: Secretary

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 26th day of December, 1995 between Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, and Columbus Circle Investors ("Portfolio Manager"), a Delaware general partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the Aggressive Equity Portfolio, such Portfolio together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Columbus Circle Investors to act as Portfolio Manager to the Aggressive Equity Portfolio ("the Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolio other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

    (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

    (b) In managing the Portfolio or Portfolios, the Portfolio Manager shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto, (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolios objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to the Portfolio Manager if it is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are registered as a broker or dealer with the SEC or as a FCM with the CFTC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

    (f) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

    (g) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (i) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (j) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (k) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolio.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

    (f) Expenses of obtaining portfolio activity reports for each Portfolio;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes, if any, levied against the Fund or any of its Portfolios;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

  7. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

  13. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  14. Indemnification.

  (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation

(including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

  (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than a Portfolio Manager Indemnified person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940
Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 2(i), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

  16. Use of Name.

  (a) It is understood that the name "Pacific Mutual Life Insurance Company" or "Pacific Mutual", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

  (b) It is understood that the name "Columbus Circle Investors" or "Columbus" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

  17. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  18. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties. Further, if there is a change in the general partner(s) of the Portfolio Manager, the Portfolio Manager will promptly notify the Fund of such change.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.


                                         PACIFIC MUTUAL LIFE
                                         INSURANCE COMPANY

Attest:   /s/ Diane N. Ledger           By:        /s/ Glenn S. Schafer
------------------------------------        ----------------------------------
Title: Assistant Vice President         Title:        President




                                        COLUMBUS CIRCLE INVESTORS


Attest:  /s/ Louis P. Celentano         By:           /s/ J. F. Smith
------------------------------------        ----------------------------------
Title: Managing Director                Title:   Managing Director/Chairman




                                        PACIFIC SELECT FUND


Attest: /s/ Diane N. Ledger           By:           /s/ TC Sutton
------------------------------------        ----------------------------------
Title:  Vice President                  Title:    President and Chairman



                              PACIFIC SELECT FUND

                                  FEE SCHEDULE

  Portfolio: Aggressive Equity Portfolio

  Fee:

  The Advisor will pay to the Portfolio Manager a fee at an annual rate equal to:

        .55% of the first $100 million of the Aggressive Equity Portfolio's average daily net assets;

        .50% on the next $250 million of the Aggressive Equity Portfolio's average daily net assets;

        .45% of the Aggressive Equity Portfolio's average daily net assets in excess of $350 million.

                                                                      EXHIBIT C

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 1st day of January, 1994, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, Janus Capital Corporation ("Janus", "Portfolio Manager"), a Colorado corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, one of which is designated the Growth LT Portfolio ("Portfolio");

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed Janus as Portfolio Manager to the Portfolio and Janus has accepted such appointment;

  WHEREAS, Pacific Mutual, Janus, and the Fund desire to amend the Fee Schedule of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, Janus, and the Fund that the Fee Schedule of the Agreement be amended to read as follows:

                              PACIFIC SELECT FUND

                                 FEE SCHEDULE

                           JANUS CAPITAL CORPORATION

  Portfolio: Growth LT Portfolio

  Fee: The Adviser will pay to the Portfolio Manager a fee based on the average daily net assets of the Portfolio at an annual rate equal to:


       .55% on the first $100 million;

       .50% on the next $400 million;

       .45% on the excess of $500 million.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.


                                          PACIFIC MUTUAL LIFE INSURANCE

_____________________________________     By: _________________________________
Attest:                                       Title: Chairman of the Board,
Title: Secretary                              Director and Chief Executive
                                               Officer



                                          JANUS CAPITAL CORPORATION


_____________________________________     By: _________________________________
Attest:                                       Title:
Title:


                                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________
Attest:                                       Title:  President and Chairman
Title: Secretary


                        PORTFOLIO MANAGEMENT AGREEMENT

  This Portfolio Management Agreement (this "Agreement") is entered into as of January 1, 1994 by and among Pacific Mutual Life Insurance Company, a California corporation ("Investment Manager"), Janus Capital Corporation, a Colorado corporation ("Portfolio Manager"), and Pacific Select Fund, a Massachusetts Business Trust ("Fund").

  WHEREAS, Investment Manager has entered into an Advisory Agreement dated November 9, 1987 (the "Advisory Agreement") with the Fund to act as investment adviser and manager to the Growth LT Series, a series of the Fund (the "Portfolio");

  WHEREAS, the Advisory Agreement provides that Investment Manager may engage a portfolio manager to furnish investment information and advice to assist Investment Manager in carrying out its responsibilities under the Advisory Agreement;

  WHEREAS, Investment Manager and the Trustees of the Fund desire to retain Portfolio Manager to render investment adviser services to Investment Manager in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, Investment Manager and Portfolio Manager agree as follows:

  1. Appointment. The Fund and Investment Manager hereby appoint Janus Capital Corporation to act as Portfolio Manager to the Portfolio for the periods and on the terms set forth in this Agreement. Portfolio Manager accepts such appointment and agrees to furnish services herein set forth for the compensation herein provided. In the event Investment Manager wishes to retain Portfolio Manager to render investment advisory services to one or more portfolios other than the Portfolio, Investment Manager shall notify Portfolio Manager in writing. If Portfolio Manager is willing to render such services, it shall notify the Fund and Investment Manager in writing, whereupon such portfolios shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Services.

   (a) Portfolio Manager shall, subject to the supervision of Investment Manager, manage the investment and reinvestment of the assets of the Portfolio. Portfolio Manager is authorized, in its discretion and without prior consultation with Investment Manager, to buy, sell, lend, and otherwise trade in any stocks, bonds, and other securities and investment instruments on behalf of the Portfolio, and so long as consistent with the foregoing, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations. Subject to the investment objectives, policies, and restrictions concerning the Portfolio set forth in the Fund's declaration of trust and in its registration statements under the Investment Company Act of 1940 (the "1940 Act"), the majority or the whole of the Portfolio may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash as Portfolio Manager shall determine. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to the Agreement and reserves the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager. Portfolio Manager is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Portfolio.

  (b) Portfolio Manager shall furnish Investment Manager monthly, quarterly, and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and agrees to review the Portfolio and discuss the management of it. Portfolio Manager shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Investment Manager at all reasonable times during normal business hours. Portfolio Manager shall also provide Investment Manager and the Fund with such other information and reports as may reasonably be requested by Investment Manager and the Fund from time to time.

  (c) Portfolio Manager shall provide to Investment Manager a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolio.

  (d) Portfolio Manager will , in connection with the purchase and sale of securities for the Portfolio, together with Investment Manager, arrange for the transmission to the custodian, and the recordkeeping agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, recordkeeping agent, [and, if required by the Investment Manager].

  (e) Portfolio Manager will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from Portfolio Manager or identifies for review by Portfolio Manager.

  (f) Portfolio Manager will report regularly to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and Investment Manager may reasonably request.

  (g) Portfolio Manager will not knowingly disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having requisite authority. The Fund, the Portfolio, and Investment Manager will not knowingly disclose or use any records or information respecting Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized by this Agreement, if Portfolio Manager has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

  3. Obligations of Investment Manager and the Portfolio.

  (a) Investment Manager or its agent shall provide timely information to Portfolio Manager regarding such matters as the composition of assets in the Portfolio, cash requirements and cash available for investment in the Portfolio, and all other information as may be reasonably necessary for Portfolio Manager to perform its responsibilities hereunder.

  (b) Investment Manager has herewith furnished Portfolio Manager a copy of the Portfolio's registration statement currently in effect and agrees during the continuance of this Agreement to furnish Portfolio Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Investment Manager agrees to furnish Portfolio Manager with minutes of meetings of the Trustees of the Fund applicable to the Portfolio to the extent they may affect the duties of Investment Manager, a copy of any financial statements or reports prepared for the Fund, including the Portfolio, by certified or independent public accountants, and with copies of any financial statements or reports made by the Portfolio to its shareholders or to any governmental body or securities exchange, and any further materials or information which Portfolio Manager may reasonably request to enable it to perform its functions under this Agreement.

  4. Custodian. Investment Manager shall provide Portfolio Manager with a copy of the Portfolio's agreement with the Custodian (the "Custodian") designated to hold the assets in the Portfolio and any modification thereto (excepting any information concerning the calculation of fees, in particular, the "Fee Schedule") (the "Custody Agreement") in advance. The Portfolio assets shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement. Portfolio Manager shall have no liability for the acts or omissions of the Custodian. Any assets added to the Portfolio shall be delivered directly to the Custodian.

  5. Proprietary Rights.

  (a) Investment Manager agrees and acknowledges that Portfolio Manager is the sole owner of the name and mark "Janus" and that all use of any designation comprised in whole or part of Janus (a "Janus Mark") under this Agreement shall inure to the benefit of Portfolio Manager. The use by Investment Manager on its own behalf or on behalf of the Portfolio or any Janus Mark in any advertisement or sales literature or other materials promoting the Portfolio shall be with the prior written consent of Portfolio Manager. Investment Manager shall not, and Investment Manager shall use its best efforts to cause the Portfolio not to, without the prior written consent of Portfolio Manager, make representations regarding Portfolio Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio. Upon termination of this Agreement for any reason, Investment Manager shall cease, and Investment Manager shall use its best efforts to cause the Portfolio to cease, all use of any Janus Mark(s) as soon as reasonably practicable.

  (b) Portfolio Manager agrees and acknowledges that Investment Manager is the sole owner of the name and mark Pacific Mutual ("PM") or Pacific Select ("PS") and that all use of any designation comprised in whole or part of PM or PS (collectively, the "PM Mark") under the Agreement shall inure to the benefit of Investment Manager. The use by Portfolio Manager on its behalf or on behalf of the Portfolio of any PM Mark in any advertisement or sales literature or other materials promoting the Portfolio shall be with the prior written consent of Investment Manager. Portfolio Manager shall not, and Portfolio Manager shall use its best efforts to cause the Portfolio not to, without the prior written consent of Investment Manager, make representations regarding Investment Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio. Upon termination of the Agreement for any reason, Portfolio Manager shall cease all use of any PM Mark(s) as soon as reasonably practicable.

  6. Expenses. The Fund shall assume and pay all its organizational, operational, and business expenses not specifically assumed or agreed to be paid by Portfolio Manager pursuant hereto, including, without limitation, (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Portfolio; and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision shall be the sole responsibility of Investment Manager. The Fund, Investment Manager, and Portfolio Manager shall not be considered as partners or participants in a joint venture. Portfolio Manager will pay its own expenses for the services to be provided pursuant to this Agreement to the extent not assumed by the Fund or Investment Manager above, and will not be obligated to pay any expenses of the Fund, Investment Manager, or the Portfolio unless Portfolio Manager is responsible for expenses incurred pursuant to Section 10 of this Agreement.

  7. Purchase and Sale of Assets. Absent instructions from Investment Manager to the contrary, Portfolio Manager shall place all orders for the purchase and sale of securities for the Portfolio with brokers or dealers selected by Portfolio Manager which may include brokers or dealers affiliated with Portfolio Manager. Purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of Portfolio Manager. Portfolio Manager shall use its best efforts to obtain execution of Portfolio transactions at prices which are advantageous to the Portfolio and at commission rates that are reasonable in relation to the benefits received. However, Portfolio Manager may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to the Portfolio and/or other accounts serviced by Portfolio Manager. Portfolio Manager may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which Portfolio Manager and its affiliates have with respect to the Portfolio and to accounts over which they exercise investment discretion, and not all such services or products may be used by Portfolio Manager in managing the Portfolio.

  8. Compensation of Portfolio Manager. Investment Manager shall pay to Portfolio Manager a monthly fee in accordance with the fee schedule attached to this Agreement. Monthly fees shall be calculated by Investment Manager based upon the average daily net assets of the Portfolio (including cash or cash equivalents) for the preceding month for investment advisory services rendered during that preceding month, and shall be payable to Portfolio Manager by the fifteenth day of the succeeding month. The fee for the first month during which Portfolio Manager shall render investment advisory services under this Agreement shall be based upon the number of days the account was open in that month. If this Agreement is terminated, the fee shall be based upon the number of days the account was open during the month in which the Agreement is terminated.

  9. Non-Exclusivity. Investment Manager and the Portfolio agree that the services of Portfolio Manager are not to be deemed exclusive and that Portfolio Manager and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts. Subject to Section 17j-1 of the 1940 Act, this Agreement shall not in any way limit or restrict Portfolio Manager or any of its directors, officers, employees, or agents from buying, selling, or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Portfolio Manager of its duties and obligations under this Agreement. Investment Manager and the Portfolio recognize and agree that Portfolio Manager may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Portfolio or Investment Manager in any way or otherwise by deemed an agent of the Portfolio or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

  10. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other federal securities laws, the Fund and Investment Manager agree that Portfolio Manager, any affiliated person of Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Portfolio Manager's duties, or by reason of reckless disregard of Portfolio Manager's obligations and duties under this Agreement. Investment Manager and the Portfolio shall indemnify and hold harmless Portfolio Manager, individually and as investment manager, from and against any and all third-party claims (including reasonable attorneys' fees, with respect to counsel reasonably satisfactory to Investment Manager or retained by Investment Manager for Portfolio Manager), arising from or relating to the performance by or obligations of Portfolio Manager as investment manager hereunder except to the extent any such claims are caused by the gross negligence or will misconduct of Portfolio Manager. Investment Manager acknowledges and agrees that Portfolio Manager makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Portfolio or that the Portfolio will perform comparably with any standard or index, including other clients of Portfolio Manager, whether public or private.

  11. Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by agreement of the parties to this Agreement and by specific approval of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by a vote of a majority of the Trustees who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. This Agreement may be terminated without penalty, forfeiture, compulsory buyout amount, or performance of any obligation that could deter termination at any time by either party upon 60 days written notice to the other party, and will automatically terminate in the event of its assignment, as defined in the 1940 Act, or upon termination of the Investment Manager's Agreement with the Fund.

  12. Amendment. This Agreement may be amended only if such amendment is specifically approved by (a) the vote of a majority of the outstanding voting securities of the Portfolio, if required by applicable law, and (b) the vote of a majority of those directors of the Portfolio who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

  13. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or Investment Manager's request, although Portfolio Manager may, at its own expense, make and retain a copy of such records. Portfolio Manager further agrees to preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  14. Limitation and Liability. A copy of the Amended and Restated Agreement and Declaration of Fund for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent, or shareholder, whether past, present, or future, of the Fund individually.

  15. Disclosure About Portfolio Manager. Portfolio Manager has reviewed the Registration Statement for the Fund filed with the SEC on December 10, 1993 and represents and warrants that, with respect to the disclosure about Portfolio Manager such Registration Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. Portfolio Manager further agrees to notify Investment Adviser and the Fund immediately of any material fact known to Portfolio Manager respecting or relating to Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  16. General.

  (a) Portfolio Manager may perform its services through any employee, officer, or agent of Portfolio Manager, and Investment Manager shall not be entitled to the advice, recommendation, or judgment of any specific person.

  (b) Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  (c) If any term or provision or this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

  (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado exclusive of conflicts of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

                                             /s/ Thomas C. Sutton
                                          By: _________________________________
                                             Name: Thomas C. Sutton
                                             Title: Chairman and Chief
                                              Executive Officer

                                             /s/ William D. Cvengros
                                          By: _________________________________
                                             Name: William D. Cvengros
                                             Title: Chief Investment Officer

                                          JANUS CAPITAL CORPORATION

                                             /s/ Stephen L. Stieneker
                                          By: _________________________________
                                             Name: Stephen L. Stieneker
                                             Title: Assist. Vice President

                                          PACIFIC SELECT FUND

                                             /s/ Thomas C. Sutton
                                          By: _________________________________
                                             Name: Thomas C. Sutton
                                             Title: President

                              PACIFIC SELECT FUND

                                 FEE SCHEDULE

  Series: Growth LT Series

  Fee:

  If, at the end of the first six calendar months following the Growth LT Series' commencement of operations, the Series reaches at least $50 million in net assets, and during each of the next succeeding six calendar months, maintains average daily net assets of at least $50 million, computed monthly, based on the daily net assets during each succeeding calendar month, respectively:

    .55% on an annual basis of the Growth LT Series' average daily net assets

  If, at the end of the first six calendar months following the Growth LT Series' commencement of operations, the Series does not reach at least $50 million in net assets, or, during each of the next succeeding six calendar months, does not maintain average daily net assets of at least $50 million, computed monthly, based on the daily net assets during each succeeding calendar month, respectively:

    .60% on an annual basis of the first $100 million of the Growth LT Series' average daily assets, retroactive to the Series' commencement of operations.

    .55% on an annual basis of the Growth LT Series' average daily net assets in excess of $100 million.

                                                                      EXHIBIT D

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 16th day of December, 1993, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment", "Portfolio Manager"), a Delaware corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, two of which are designated the Equity Income Portfolio and the Multi-Strategy Portfolio (referred to as "Series" in the Agreement and hereinafter referred to as "Portfolios");

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed J.P. Morgan Investment as Portfolio Manager to the Portfolios and J.P. Morgan Investment has accepted such appointment;

  WHEREAS, Pacific Mutual, J.P. Morgan Investment, and the Fund desire to amend Section 5 of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, J.P. Morgan Investment, and the Fund that Section 5 of the Agreement be amended to read as follows:

    5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee based on the aggregate average daily net assets of the Equity Income Portfolio and the Multi-Strategy Portfolio, at an annual rate equal to .45% of the Portfolios' aggregate average daily net assets up to $100 million, .40% of the Portfolios' aggregate average daily net assets on the next $100 million, .35% of the Portfolios' aggregate average daily net assets on the next $200 million, .30% of the Portfolios' aggregate average daily net assets on the next $350 million, and .20% of the Portfolios' aggregate average daily net assets in excess of $750 million. This fee shall be computed and accrued daily and payable monthly.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.



                                          PACIFIC MUTUAL LIFE INSURANCE


_____________________________________     By: _________________________________
Attest:                                       Title: Chairman of the Board,
Title: Secretary                              Director and Chief Executive
                                               Officer


                                          J.P. MORGAN INVESTMENT
                                          MANAGEMENT INC.

_____________________________________     By: _________________________________
Attest:                                       Title:
Title:


                                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________
Attest:                                       Title: President and Chairman
Title: Secretary


                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 16 day of December, 1993 between Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, and J.P. Morgan Investment Management Inc. ("Portfolio Manager"), a Delaware corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple series, two of which are designated as the Equity Income Series and the Multi-Strategy Series, such Series together with any other series subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Series"; and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Series pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Series, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to two or more of the Series of the Fund, and the Portfolio Manager is willing to furnish such services to such Series and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint J.P. Morgan Investment Management Inc. to act as Portfolio Manager to the Equity Income Series and the Multi-Strategy Series (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series other than the Series, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Series and determine the composition of the assets of the Series, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Series. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, investment policies, and investment restrictions as stated in the Fund's Registration Statement filed on Form N-1A with the SEC, as supplemented or amended from time to time, copies of which shall be sent to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

    (a) Will manage the Series in accordance with any guidelines provided by the Adviser to the Portfolio Manager in writing. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Series in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager, which counsel is also reasonably acceptable to the Adviser.

    (b) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees, and with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Series, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and advise the Portfolio Manager in writing and, consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliates overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are registered as a broker or dealer with the SEC or as a FCM with the CFTC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Series or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Series as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for the Series, together with the Adviser, arrange for the transmission to the custodian, and the recordkeeping agent for the Fund on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Series, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, recordkeeping agent, and, if required, the Adviser.

    (f) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and recordkeeping agent seek assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

    (g) Will make available to the Fund, and the Adviser promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Directors and the Adviser may reasonably request.

    (i) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (j) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible, unless the Portfolio Manager is responsible for an expense under the standards specified in Section 13 of this Agreement, for the costs of operating the Fund, including, without limitation, any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Series' net assets;

    (f) Expenses of obtaining portfolio activity reports for each Series;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes or governmental fees, if any, levied against the Fund or any of its Series;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing share certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses to trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee based on the aggregate average daily net assets of the Equity Income Series and the Multi-Strategy Series, at an annual rate equal to
 .45% of the Series' aggregate average daily net assets up to $100 million, .40% of the Series' aggregate average daily net assets on the next $100 million, .35% of the Series' aggregate average daily net assets on the next $200 million and .30% of the Series' aggregate average daily net assets above $400 million. This fee shall be computed and accrued daily and payable monthly.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Series.

  7. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) that it believes that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) that it believes that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to any disclosure in the Registration Statement with respect to the Portfolio Manager's activities in connection with the Fund that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal

Revenue Code, and (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Fund and except as otherwise contemplated herein, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct any action hereunder taken on its behalf by the Portfolio Manager pursuant to guidelines provided to Portfolio Manager in writing.

  12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

  13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  The Adviser shall indemnify and hold harmless Portfolio Manager, individually and as investment manager, from and against any and all third-party claims (including reasonable attorneys' fees, with respect to counsel reasonably satisfactory to the Adviser or retained by the Adviser for Portfolio Manager), arising from or relating to the performance by or obligations of Portfolio Manager as investment manager hereunder except to the extent any such claims are caused by the negligence or willful misconduct of Portfolio Manager.

  14. Duration and Termination. This Agreement shall become effective as of January 1, 1994 and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Series; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Series, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Series. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Series, by vote of a majority of the outstanding voting shares of such Series, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Series shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940 Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 2(i), 9, 10, 11, 13 and 15 of this Agreement as well as any applicable provision of this Paragraph numbered 14 shall remain in effect.

  15. Use of Name.

  (a) It is understood that the name "Pacific Mutual Life Insurance Company" or "Pacific Mutual", or "Pacific Select Fund" or "Pacific Select" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Series. Upon termination of the Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

  (b) It is understood that the name J.P. Morgan or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Series with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Series. Upon termination of this Agreement between the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

  16. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  17. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 14 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

/s/ Diane N. Ledger                          /s/ Thomas C. Sutton
_____________________________________     By: _________________________________
Attest: Diane N. Ledger                      Title: Chairman and Chief
Title: Assistant Vice President               Executive Officer


/s/ Diane N. Ledger                          /s/ William D. Cvengros
_____________________________________     By: _________________________________
Attest: Diane N. Ledger                      Title: Chief Investment Officer
Title: Assistant Vice President

                                          J.P. MORGAN INVESTMENT
                                          MANAGEMENT INC.

/s/ Mary E. Wagner                           /s/ Thomas Pernice
_____________________________________     By: _________________________________
Attest: Mary E. Wagner                       Title: Vice President
Title: Assistant Vice President

                                          PACIFIC SELECT FUND

/s/ Diane N. Ledger                          /s/ Thomas C. Sutton
_____________________________________     By: _________________________________
Attest: Diane N. Ledger                      Title: President
Title: Vice President

                                                                      EXHIBIT E

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 5th day of December, 1994, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, Smith Barney Mutual Funds Management Inc. (formerly known as Mutual Management Corp.) on behalf of its Greenwich Street Advisors Division ("Greenwich", "Portfolio Manager"), a New York corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, two of which are designated the Equity Portfolio and the Bond and Income Portfolio (referred to as "Series" in the Agreement and hereinafter referred to as Portfolios);

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed Greenwich as Portfolio Manager to the Portfolios and Greenwich has accepted such appointment;

  WHEREAS, Pacific Mutual, Greenwich, and the Fund desire to amend Section 4 of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, Greenwich, and the Fund that
Section 4 of the Agreement be amended to read as follows:

  4. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee based on the aggregate average daily net assets of the Equity Portfolio and the Bond and Income Portfolio, at an annual rate equal to
 .45% of the Portfolios' aggregate average daily net assets on the first $100 million, .40% of the Portfolios' aggregate average daily net assets on the next $100 million, .35% of the Portfolios' aggregate average daily net assets on the next $200 million, .30% of the Portfolios' aggregate average daily net assets on the next $600 million, and .20% of the Portfolios' aggregate average daily net assets in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.


                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

_____________________________________     By: _________________________________
Attest:                                       Title: Chairman of the Board,
Title: Secretary                              Director and Chief Executive
                                               Officer



                                          SMITH BARNEY MUTUAL FUNDS
                                          MANAGEMENT INC.

_____________________________________     By: _________________________________
Attest:                                       Title:
Title:


                                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________
Attest:                                       Title: President and Chairman
Title: Secretary


                                    FORM OF
                          TRANSFER AND ASSUMPTION OF
                        PORTFOLIO MANAGEMENT AGREEMENT
                                      FOR
                              PACIFIC SELECT FUND

  TRANSFER AND ASSUMPTION OF PORTFOLIO MANAGEMENT AGREEMENT, made as of the 31st day of December, 1994, by and among Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, Mutual Management Corp. ("MMC"), on behalf of its Greenwich Street Advisors Division, a New York corporation, and Smith Barney Mutual Funds Management Inc. ("SBMFM"), on behalf of its Greenwich Street Advisors Division, a Delaware corporation.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

  WHEREAS, the Fund currently offers multiple series, two of which are designated as the Equity Series and the Bond and Income Series, such Series together with any other series subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain SBMFM to render investment advisory services hereunder, and with respect to which SBMFM is willing to do so, being herein collectively referred to also as the "Series"; and

  WHEREAS, the Fund, Adviser, and MMC entered into a Portfolio Management Agreement on December 5, 1994, under which MMC serves as the portfolio manager (the "Portfolio Manager") for Series of the Fund; and

  WHEREAS, MMC desires that its interest, rights, responsibilities and obligations in and under the Portfolio Management Agreement be transferred to SBMFM and SBMFM desires to assume MMC's interest, rights, responsibilities and obligations in and under the Portfolio Management Agreement; and

  WHEREAS, this Agreement does not result in a change of actual control or management of the Portfolio Manager to the Series and, therefore, is not an "assignment" as defined in Section 2(a)(4) of the Act nor an "assignment" for the purposes of Section 15(a)(4) of the Act.

  NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

  1. Assignment. Effective as of December 31, 1994 (the "Effective Date"), MMC hereby transfers to SBMFM all of MMC's interest, rights, responsibilities and obligations in and under the Portfolio Management Agreement dated December 5, 1994, to which MMC is a party with the Fund and adviser.

  2. Assumption and Performance of Duties. As of the Effective Date, SBMFM hereby accepts all of MMC's interest and rights, and assumes and agrees to perform all of MMC's responsibilities and obligations in and under the Portfolio Management Agreement; SBMFM agrees to subject to all of the terms and conditions of said Agreement; and SBMFM shall indemnify and hold harmless MMC from any claim or demand made thereunder arising or incurred after the Effective Date.

  3. Representation of SBMFM. SBMFM represents and warrants that: (1) it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and (2) Smith Barney Holdings Inc. is its sole shareholder.

  4. Consent. The Fund and Adviser hereby consent to this transfer by MMC to SBMFM of MMC's interest, rights, responsibilities and obligations in and under the Portfolio Management Agreement and to the acceptance and assumption by SBMFM of the same. The Fund and the Adviser agree, subject to the terms and conditions of said Agreement, to look solely to SBMFM for the performance of the Portfolio Manager's responsibilities and obligations under said Agreement from and after the Effective Date, and to recognize as inuring solely to SBMFM the interest and rights heretofore held by MMC thereunder.

  5. Limitation of Liability of Trustees, Officers, and Shareholders. It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Fund, personally, but shall bind assets and trust property of the Fund as provided in the Declaration of Trust of the Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Fund and signed by the President of the Fund, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them, personally, but shall bind assets and trust property of the Fund as provided in its Declaration of Trust.

  6. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers hereunto duly attested.

                                          PACIFIC SELECT FUND

/s/ Diane N. Ledger                       By: /s/ Thomas C. Sutton
_____________________________________       ___________________________________
Attest: Diane N. Ledger                     Thomas C. Sutton
                                            President

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

/s/ Diane N. Ledger                       By: /s/ Thomas C. Sutton
_____________________________________       ___________________________________
Attest: Diane N. Ledger                     Thomas C. Sutton
                                            Chairman and Chief Executive
                                             Officer

/s/ Diane N. Ledger                       By: /s/ Glenn S. Schafer
_____________________________________       ___________________________________
Attest: Diane N. Ledger                     Glenn S. Schafer
                                            Chief Financial Officer

                                          MUTUAL MANAGEMENT CORP.

/s/ Nancy W. LeDonne                      By: /s/ Stephen Treadway
_____________________________________       ___________________________________
Attest: Nancy W. LeDonne                     Title: Chairman and CEO
                                             Stephen Treadway

                                          SMITH BARNEY MUTUAL FUNDS MANAGEMENT
                                          INC.

/s/ Nancy W. LeDonne                      By: /s/ Stephen Treadway
_____________________________________       ___________________________________
Attest: Nancy W. LeDonne                     Title: Chairman and CEO
                                             Stephen Treadway

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 5th day of December, 1994 between Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, and Mutual Management Corp. on behalf of its Greenwich Street Advisors Division ("Portfolio Manager"), a New York corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple series, two of which are designated as the Equity Series and the Bond and Income Series, such Series together with any other series subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Series"; and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Series pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Series, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more of the Series of the Fund, and the Portfolio Manager is willing to furnish such services to such Series and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Greenwich Street Advisors Division of Mutual Management Corp. to act as Portfolio Manager to the Equity Series and the Bond and Income Series (the "Series") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more series other than the Series, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Series and determine the composition of the assets of the Series, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Series. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series' assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series' investment objective or objectives, investment policies, and investment restrictions as stated in the Fund's Registration Statement filed on Form N-1A with the SEC, as supplemented or amended from time to time, copies of which shall be sent promptly to the Portfolio Manager by the Adviser. Until the Adviser delivers any supplements or amendments to the Portfolio Manager the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser. In performing these duties, the Portfolio Manager:

    (a) Will (1) manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) manage the Series so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder, and (3) manage the Series so as to ensure compliance with the Series' objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Series in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

    (b) Shall comply with the Series' procedures, policies, and guidelines adopted by the Fund's Board of Trustees pursuant to the rules and regulations promulgated under the 1940 Act and/or federal or state laws pertaining to investment vehicles underlying variable annuity or variable life insurance contracts and releases and interpretations related thereto (such Procedures, Policies and Guidelines to be furnished by the Fund to the Portfolio Manager) and with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. The Portfolio Manager shall be responsible for its compliance with the Investment Advisers Act of 1940.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Series, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's or its affiliates overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are registered as a broker or dealer with the SEC or as a FCM with the CFTC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Series or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Series as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for the Series, together with the Adviser, arrange for the transmission to the custodian, and the recordkeeping agent for the Fund on a daily basis, such confirmations, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Series, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, recordkeeping agent, and, if required, the Adviser.

    (f) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Series for which the custodian and recordkeeping agent seek assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

    (g) Will make available to the Fund, and the Adviser promptly upon request, any of the Series' investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Fund's Board of Trustees on the investment program for the Series and the issuers and securities represented in the Series' portfolio, and will furnish the Fund's Board of Trustees with respect to the Series such periodic and special reports as the Directors and the Adviser may reasonably request.

    (i) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (j) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (k) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Series.

  3. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible, unless the Portfolio Manager is responsible for an expense under the standards specified in Section 12 of this Agreement, for any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Series' net assets;

    (f) Expenses of obtaining portfolio activity reports for each Series;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes or governmental fees, if any, levied against the Fund or any of its Series;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing share certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses to trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement) and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  4. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee at an annual rate equal to .50% of the Equity Series' average daily net assets up to $500 million, .45% of average daily net assets on the next $500 million and .40% of average daily net assets thereafter; and
 .40% of the Bond and Income Series' average daily net assets up to $500 million, .35% of average daily net assets on the next $500 million and .30% of average daily net assets thereafter. This fee shall be computed and accrued daily and payable monthly.

  5. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Series.

  6. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  7. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's agent.

  8. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  9. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  10. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  11. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

  12. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  13. Duration and Termination. This Agreement shall become effective as of December 31, 1994 and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Series; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Series, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Series. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Series, by vote of a majority of the outstanding voting shares of such Series, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Series shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940 Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 2(i), 8, 9, 10, 12, and 14 of this Agreement as well as any applicable provision of this Paragraph numbered 13 shall remain in effect.

  14. Use of Name.

  (a) It is understood that the name "Pacific Mutual Life Insurance Company" or "Pacific Mutual", or "Pacific Select Fund" or "Pacific Select" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Series. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

  (b) It is understood that the name "Greenwich Street Advisors Division of Mutual Management Corp." or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Series with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Series. Upon termination of this Agreement between the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

  15. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  16. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 13 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY

/s/ Diane N. Ledger                          /s/ William D. Cvengros
_____________________________________     By: _________________________________
Attest: Diane N. Ledger                      Name: William D. Cvengros
Title: Assistant Vice President              Title: Chief Investment Officer


/s/ Diane N. Ledger                          /s/ Glenn S. Schafer
_____________________________________     By: _________________________________
Attest: Diane N. Ledger                      Name: Glenn S. Schafer
Title: Assistant Vice President              Title: Chief Financial Officer

                                          MUTUAL MANAGEMENT CORP.

/s/ Nancy W. LeDonne                         /s/ Stephen Treadway
_____________________________________     By: _________________________________
Attest: Nancy W. LeDonne                     Name: Stephen Treadway
Title: Assistant Secretary                   Title: Chairman and Chief
                                              Executive Officer

                                          PACIFIC SELECT FUND

/s/ Audrey L. Milfs                          /s/ Thomas C. Sutton
_____________________________________     By: _________________________________
Attest: Audrey L. Milfs                      Name: Thomas C. Sutton
Title: Secretary                             Title: President

                                                                      EXHIBIT F

                ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT

  The Portfolio Management Agreement ("Agreement") made the 27th day of December, 1995, between Pacific Mutual Life Insurance Company ("Pacific Mutual"), a life insurance company domiciled in California, Blairlogie Capital Management ("Blairlogie", "Portfolio Manager"), a Scottish (U.K.) limited partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust, is hereby amended as set forth in this Addendum to the Portfolio Management Agreement, which Addendum is dated as of January 1, 1997.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission as an open-end management investment company;

  WHEREAS, the Fund offers shares in several Portfolios, one of which is designated the Emerging Markets Portfolio ("Portfolio");

  WHEREAS, pursuant to the Agreement, Pacific Mutual and the Fund have appointed Blairlogie as Portfolio Manager to the Portfolio and Blairlogie has accepted such appointment;

  WHEREAS, Pacific Mutual, Blairlogie, and the Fund desire to amend the Fee Schedule of the Portfolio Management Agreement;

  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among Pacific Mutual, Blairlogie, and the Fund that the Fee Schedule of the Agreement be amended to read as follows:

                              PACIFIC SELECT FUND

                                 FEE SCHEDULE

                         BLAIRLOGIE CAPITAL MANAGEMENT

  Portfolio: Emerging Markets Portfolio

  Fee: The Adviser will pay to the Portfolio Manager a fee based on the average daily net assets of the Portfolio at an annual rate equal to:

    .85% on the first $50 million;

    .75% on the next $50 million;

    .70% on the next $50 million;

    .65% on the next $50 million;

    .60% on the excess of $200 million.

  This Addendum shall take effect on January 1, 1997, provided it has been approved by the requisite shareholder vote pursuant to the Investment Company Act of 1940.

  IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed as of the date first indicated above.


                                          PACIFIC MUTUAL LIFE INSURANCE


_____________________________________     By: _________________________________
Attest:                                       Title: Chairman of the Board,
Title: Secretary                              Director and Chief Executive
                                               Officer



                                          BLAIRLOGIE CAPITAL MANAGEMENT


_____________________________________     By: _________________________________
Attest:                                        Title:
Title



                                          PACIFIC SELECT FUND

_____________________________________     By: _________________________________
Attest:                                       Title: President and Chairman
Title: Secretary


                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 27th day of December, 1995 between Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, and Blairlogie Capital Management ("Portfolio Manager"), a Scottish (U.K.) limited partnership, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the Emerging Markets Portfolio, such Portfolio together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is registered with and regulated by Investment Managers Regulatory Organization ("IMRO") in the United Kingdom; and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Blairlogie Capital Management to act as Portfolio Manager to the Emerging Markets Portfolio ("the Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolio other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the

Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

    (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and (2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

    (b) In managing the Portfolio or Portfolios, the Portfolio Manager shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto, (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to the Portfolio Manager if it is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are registered as a broker or dealer with the SEC or as a FCM with the CFTC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Funds Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

    (f) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

    (g) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (i) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (j) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager has not, to the best of the Portfolio Manager's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (k) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolio.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

    (f) Expenses of obtaining portfolio activity reports for each Portfolio;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes, if any, levied against the Fund or any of its Portfolios;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of prospectuses and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

  7. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless expressly provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

  13. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  14. Indemnification.

  (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation

(including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

  (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than a Portfolio Manager Indemnified person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940
Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(g), 2(i), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

  16. Use of Name.

  (a) It is understood that the name "Pacific Mutual Life Insurance Company" or "Pacific Mutual", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

  (b) It is understood that the name "Blairlogie Capital Management" or "Blairlogie" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

  17. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  18. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties. Further, if there is a change in the general partner(s) of the Portfolio Manager, the Portfolio Manager will promptly notify the Fund of such change.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC MUTUAL LIFE
                                          INSURANCE COMPANY


Attest: /s/ Audrey L. Milfs               By: /s/ Glenn S. Schafer
        -----------------------------         ---------------------------------
        Title: Secretary                      Title: President



                                          BLAIRLOGIE CAPITAL MANAGEMENT
                                          By: Blairlogie Holdings Limited,
                                              Its General Partner



Attest: /s/ Kate Morrison                 By: /s/ J. Robert Stephens
        -----------------------------         ---------------------------------
        Title: Administration Manager         Title: Director



                                          PACIFIC SELECT FUND


Attest: /s/ Audrey L. Milfs               By: /s/ TC Sutton
        -----------------------------         ---------------------------------
        Title: Secretary                      Title: President and Chairman


                              PACIFIC SELECT FUND

                                  FEE SCHEDULE

  Portfolio: Emerging Markets Portfolio

  Fee:

  The Adviser will pay to the Portfolio Manager a fee at an annual rate equal to:

    .85% on the first $50 million of the Emerging Market Portfolio's average daily net assets;

    .75% on the next $50 million of the Emerging Market Portfolio's average daily net assets;

    .70% on the next $50 million of the Emerging Market Portfolio's average daily net assets; and

    .65% of the Emerging Market Portfolio's average daily net assets in excess of $150 million;

                                                                      EXHIBIT G

                          OTHER INFORMATION REGARDING
                     PACIFIC INVESTMENT MANAGEMENT COMPANY

  The directors and principal executive officer of Pacific Investment Management Company ("PIMCO") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, CA 92658-6430.

                                         POSITION WITH PIMCO AND PRINCIPAL
               NAME AND ADDRESS          OCCUPATION
               ----------------          ---------------------------------
      William S. Thompson, Jr            Chief Executive Officer and Managing
                                         Director
      David H. Edington                  Managing Director
      William H. Gross                   Managing Director
      John L. Hague                      Managing Director
      Brent R. Harris                    Managing Director
      Dean S. Meiling                    Managing Director
      James F. Muzzy                     Managing Director
      William F. Podlich III             Managing Director
      William C. Powers                  Managing Director
      Frank B. Rabinovitch               Managing Director
      Benjamin L. Trosky                 Managing Director

  PIMCO also provides investment management services to several registered investment companies having similar investment objectives and policies to those of the Managed Bond Portfolio or the Government Securities Portfolio.

  The table below sets forth the name of each such investment company, its approximate net assets, and the fees charged by PIMCO (as a percentage of average daily net assets).

                                 APPROXIMATE
            NAME OF            NET ASSETS AS OF
      INVESTMENT COMPANY           9/30/96             PORTFOLIO MANAGEMENT FEE
      ------------------       ----------------        ------------------------
 MANAGED BOND PORTFOLIO
 ----------------------
 PIMCO Funds                   $11,425,214,725  Annual Rate 0.25% of average daily
   Total Return Fund                            net assets
 The Harbor Group              $   270,142,145  Annual rate of 0.50% of average
   Harbor Bond Fund                             daily net assets on first $25
                                                million; 0.375% of average daily net
                                                assets on next $25 million; 0.25% of
                                                average daily net assets over $50
                                                million
 Prudential Securities TARGET  $    47,717,012  For each Fund individually: annual
  Portfolio Trust                               rate of 0.25% of average daily net
   Total Return Bond Portfolio                  assets
 American Skandia Trust        $   332,639,346  Annual rate of 0.30% of average
   Total Return Bond Portfolio                  daily net assets on first $150
                                                million; 0.25% of average daily net
                                                assets on assets over $150 million
                                                paid monthly
 Fremont Mutual Funds, Inc.    $    67,931,719  Annual rate of 0.25% of average
   Total Return Fund                            daily net assets paid quarterly
 PIMCO Advisors Funds          $   221,149,628  Annual rate of 0.25% of average
   Total Return Income Fund                     daily net assets

 GOVERNMENT SECURITIES PORTFOLIO
 -------------------------------
 PIMCO Funds                   $   445,534,849  Annual rate of 0.25% of average
   Total Return Fund II                         daily net assets
 PIMCO Advisors Funds          $   259,233,642  Annual rate of 0.25% of average
   U.S. Government Fund                         daily net assets

                                                                       EXHIBIT H

                          OTHER INFORMATION REGARDING
                           COLUMBUS CIRCLE INVESTORS

  The directors and principal executive officer of Columbus Circle Investors ("CCI") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is Metro Center, One Station Place, 8th Floor, Stamford Connecticut 06902.

                                  POSITION WITH COLUMBUS CIRCLE INVESTORS
      NAME AND ADDRESS                   AND PRINCIPAL OCCUPATION
      ----------------            ---------------------------------------
     Irwin F. Smith       Managing Director, Chairman and Chief Executive Officer
     Donald A. Chiboucas  Managing Director, President
     Daniel S. Pickett    Managing Director
     Amy Mae Hogan        Managing Director
     Robert W. Fehrmann   Managing Director
      440 S. LaSalle
      Chicago, IL 60605
     Louis P. Celentano   Managing Director
     C. Paul Tyborowski   Managing Director
     Marc Felman          Managing Director
     Anthony Rizza        Managing Director

                                                                      EXHIBIT I

                          OTHER INFORMATION REGARDING
                           JANUS CAPITAL CORPORATION

  The directors and principal executive officer of Janus Capital Corporation ("Janus") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 100 Fillmore Street, Denver, Colorado 80206-4923.

       NAME AND ADDRESS         POSITION WITH JANUS AND PRINCIPAL OCCUPATION
       ----------------         --------------------------------------------
   Thomas H. Bailey          Chairman, President, Chief Executive Officer and
                             Director of Janus Capital Corporation; President
                             of Janus Investment Fund and Janus Aspen Series

   James P. Craig, III       Vice President, Chief Investment Officer and
                             Director of Janus Capital Corporation; Executive
                             Vice President of Janus Investment Fund and Janus
                             Aspen Series

   Michael Stolper           Director of Janus Capital Corporation; President
    525 B Street, Suite 1080 of Stolper & Co.; President of Seaport Venture,
    San Diego, CA            Inc.

   Michael E. Herman         Director of Janus Capital Corporation; Chairman of
    4900 Oak                 the Finance Committee of Ewing Marion Kauffman
    Kansas City, MO          Foundation; President of Kansas City Royals
                             Baseball Team

   Thomas A. McDonnell       Director of Janus Capital Corporation; President
    1055 Broadway            Chief Executive Officer, Treasurer and Director of
    Kansas City, MO          DST Systems Inc.; Executive Vice President and
                             Director of Kansas City Southern Industries, Inc.

   Landon H. Rowland         Director of Janus Capital Corporation; President
    114 W. 11th St.          and Chief Executive Officer of Kansas City
    Kansas City, MO          Southern Industries, Inc.

  Janus also provides investment management services to several registered investment companies having similar investment objectives and policies to those of the Growth LT Portfolio.

  The table below sets forth the name of each such investment company, its approximate net assets, and the fees charged by Janus (as a percentage of average daily net assets).

                                    APPROXIMATE NET
                                  ASSETS AS OF 9/30/96
      NAME OF INVESTMENT COMPANY     (IN MILLIONS)     PORTFOLIO MANAGEMENT FEE
      --------------------------  -------------------- ------------------------
    Janus Investment Fund               $2,045.2       1.00% on first $30
     Janus Mercury Fund                                million
                                                       .75% on next $270
                                                       million
                                                       .70% on next $200
                                                       million
                                                       .65% over $500 million

    JNL Series Trust                    $   25.1       .55% on first $100
     JNL Aggressive Growth                             million
     Series                                            .50% on $100-500 million
                                                       .45% over $500 million

    New England Funds Trust I           $  187.0       .55% on first $50
     New England Star Advisers                         million
     Fund                                              .50 over $50 million

    Sierra Trust Funds                  $  270.8       .55% on first $100
     Growth Fund                                       million
                                                       .50% over $100 million

    The Sierra Variable Trust           $  115.2       .55% on first $25
     Growth Fund                                       million
                                                       .50% over $25 million

                                                                      EXHIBIT J

                          OTHER INFORMATION REGARDING
                    J.P. MORGAN INVESTMENT MANAGEMENT INC.

  The directors and principal executive officer of J.P. Morgan Investment Management, Inc. ("J.P. Morgan Investment") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 522 Fifth Avenue, New York, New York 10036.

                          POSITION WITH J.P. MORGAN INVESTMENT AND PRINCIPAL
   NAME AND ADDRESS                           OCCUPATION
   ----------------       --------------------------------------------------
   Keith M. Schappert   President and Chief Executive Officer, Director and
                        Managing Director

   William L. Cobb, Jr. Vice Chairman, Director and Managing Director

   Michael R. Granito   Director and Managing Director

   Kenneth W. Anderson  Director and Managing Director

   Robert A. Anselmi    Director, Managing Director, General Counsel and
                        Secretary

   Jean L. Brunel       Director; Managing Director of Morgan Guaranty Trust
                        Company of New York

   Thomas M. Luddy      Director and Managing Director

   Michael E. Patterson Director; Vice Chairman and Director of J.P. Morgan &
                        Company Inc.

   C. Nicholas Potter   Director and Chairman of the Board; Managing Director
                        of Morgan Guaranty Trust Company of New York

   M. Steven Soltis     Director and Managing Director

   John R. Thomas       Director; President, Director and Managing Director of
                        J.P. Morgan Trust Bank Ltd.

  J.P. Morgan Investment also provides investment management services to several registered investment companies having similar investment objectives and policies to those of the Equity Income Portfolio or the Multi-Strategy Portfolio.

  The table below sets forth the name of each such investment company, its approximate net assets, and the fees charged by J.P. Morgan Investment (as a percentage of average daily net assets).

                                             APPROXIMATE
                                           NET ASSETS AS OF
                                               9/30/96
      NAME OF INVESTMENT COMPANY            (IN MILLIONS)    PORTFOLIO MANAGEMENT FEE
      --------------------------           ----------------  ------------------------
      Northwestern Mutual Series Fund,         $205.281     .45% on first $100 million
       Inc.
       Growth and Income Portfolio                          .40% on next $100 million
                                                            .35% on next $200 million
                                                            .30% on balance
      COVA Series Trust                        $ 12.981     .50% on first $50 million
       Select Equity Portfolio                              .40% on balance
      Liberty All-Star Equity Fund             $941.255     .40% on first $400 million
                                                            .35% on balance
      Sierra Variable Trust--Growth            $ 55.774     .45% on first $100 million
       and Income Fund                                      .40% on next $100 million
                                                            .35% on next $200 million
                                                            .30% on balance
      Sierra Trust Funds--
       Growth and Income Fund                  $248.580     .45% on first $100 million
                                                            .40% on next $100 million
                                                            .35% on next $200 million
                                                            .30% on balance
      Alexander Hamilton Variable              $  4.224     .45%
       Insurance Trust--Balanced Fund
      Frank Russell Investment Company                      .35% on first $100 million
       Equity Q Fund                           $262.458     .30% on next $100 million
       Quantitative Equity Fund                $205.975     .25% on balance
      COVA Series Trust                        $ 15.833     .40%
       Large Cap Stock Portfolio               $  8.749     .60%
       Small Cap Stock Portfolio

                                                                      EXHIBIT K

                          OTHER INFORMATION REGARDING
                           GREENWICH STREET ADVISORS

  The directors and principal executive officers of Greenwich Street Advisors ("Greenwich") of Smith Barney Mutual Funds Management Inc. ("SBMFM") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 388 Greenwich Street, 23rd Floor, New York, New York 10013.

                                        POSITION WITH GREENWICH
      NAME AND ADDRESS                  AND PRINCIPAL OCCUPATION
      ----------------                  ------------------------
      Jessica Bibliowicz  Chairman of the Board Chief Executive Officer of
                          SBMFM, Executive Vice President of Smith Barney Inc.

      Heath B. McLendon   President and Director of SBMFM; Manager
                          of Smith Barney Inc.

      Lewis E. Daidone    Director and Senior Vice President of SBMFM;
                          Managing Director of Smith Barney Inc.

      A. George Saks      Director of SBMFM; Executive Vice President,
                          Secretary and General Counsel of Smith Barney Inc.

      Michael J. Day      Treasurer of SBMFM; Managing Director
                          of Smith Barney Inc.

      Bruce D. Sargent    Director and Vice President of SBMFM, Managing
                          Director of Smith Barney Inc.

      Christina T. Sydor  Secretary and General Counsel of SBMFM; Managing
                          Director of Smith Barney Inc.

  Greenwich also provides investment management services to another registered investment company having similar investment objectives and policies to those of the Bond and Income Portfolio.

  The table below sets forth the name of each such investment company, its approximate net assets, and the fees charged by Greenwich (as a percentage of average daily net assets).

                                       APPROXIMATE
                                     NET ASSETS AS OF
                                         9/30/96
       NAME OF INVESTMENT COMPANY     (IN MILLIONS)   PORTFOLIO MANAGEMENT FEE
       --------------------------    ---------------- ------------------------
      Smith Barney Investment Funds        $479        0.45% to $500 million;
       Investment Grade Bond Fund                      0.42% on excess

                                                                      EXHIBIT L

                          OTHER INFORMATION REGARDING
                         BLAIRLOGIE CAPITAL MANAGEMENT

  The directors and principal executive officer of Blairlogie Capital Management ("Blairlogie") and their principal occupations are as shown below. The business address of each such person, unless otherwise indicated, is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland.

                                             POSITION WITH BLAIRLOGIE
                                                CAPITAL MANAGEMENT
      NAME AND ADDRESS                       AND PRINCIPAL OCCUPATION
      ----------------                       ------------------------
      Gavin Dobson                         Managing Director and Chief
                                           Executive Officer

      James Smith                          Managing Director and Chief
                                           Investment Officer

      Robert Stephens                      Managing Director and Chief
                                           Financial Officer

  Blairlogie also provides investment management services to another registered investment company having similar investment objectives and policies to those of the Emerging Markets Portfolio.

  The table below sets forth the name of each such investment company, its approximate net assets, and the fees charged by Blairlogie (as a percentage of average daily net assets).

                                             APPROXIMATE
                                           NET ASSETS AS OF
                                               9/30/96
      NAME OF INVESTMENT COMPANY            (IN MILLIONS)   PORTFOLIO MANAGEMENT FEE
      --------------------------           ---------------- ------------------------
      PIMCO Funds: Equity Advisors Series       $68.6                 .85%
       Blairlogie Emerging Markets Fund

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                            MANAGED BOND PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE MANAGED BOND PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.A. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO") FOR THE MANAGED BOND PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE MANAGED BOND PORTFOLIO) TO PIMCO, WITH NO CHANGE IN THE FEES PAYABLE BY THE MANAGED BOND PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                        GOVERNMENT SECURITIES PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE GOVERNMENT SECURITIES PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.B. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO") FOR THE GOVERNMENT SECURITIES PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE GOVERNMENT SECURITIES PORTFOLIO) TO PIMCO, WITH NO CHANGE IN THE FEES PAYABLE BY THE GOVERNMENT SECURITIES PORTFOLIO TO PACIFIC MUTUAL.


     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                          AGGRESSIVE EQUITY PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE AGGRESSIVE EQUITY PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.C. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND COLUMBUS CIRCLE INVESTORS ("CCI") FOR THE AGGRESSIVE EQUITY PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE AGGRESSIVE EQUITY PORTFOLIO) TO CCI, WITH NO CHANGE IN THE FEES PAYABLE BY THE AGGRESSIVE EQUITY PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                              GROWTH LT PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE GROWTH LT PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.D. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND JANUS CAPITAL CORPORATION ("JANUS") FOR THE GROWTH LT PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE GROWTH LT PORTFOLIO) TO JANUS, WITH NO CHANGE IN THE FEES PAYABLE BY THE GROWTH LT PORTFOLIO TO PACIFIC MUTUAL.


     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                            EQUITY INCOME PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE EQUITY INCOME PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.E. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND J.P. MORGAN INVESTMENT MANAGEMENT ("J.P. MORGAN INVESTMENT") FOR THE EQUITY INCOME PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE EQUITY INCOME PORTFOLIO) TO J.P. MORGAN INVESTMENT, WITH NO CHANGE IN THE FEES PAYABLE BY THE EQUITY INCOME PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                           MULTI-STRATEGY PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE MULTI-STRATEGY PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.F. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN INVESTMENT") FOR THE MULTI-STRATEGY PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE MULTI-STRATEGY PORTFOLIO) TO J.P. MORGAN INVESTMENT, WITH NO CHANGE IN THE FEES PAYABLE BY THE MULTI-STRATEGY PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                               EQUITY PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE EQUITY PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.G. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND GREENWICH STREET ADVISORS OF SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC. ("GREENWICH") FOR THE EQUITY PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE EQUITY PORTFOLIO) TO GREENWICH, WITH NO CHANGE IN THE FEES PAYABLE BY THE EQUITY PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                           BOND AND INCOME PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE BOND
AND INCOME PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.H. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND GREENWICH STREET ADVISORS OF SMITH BARNEY MUTUAL FUNDS MANAGEMENT INC. ("GREENWICH") FOR THE BOND AND INCOME PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE BOND AND INCOME PORTFOLIO) TO GREENWICH, WITH NO CHANGE IN THE FEES PAYABLE BY THE BOND AND INCOME PORTFOLIO TO PACIFIC MUTUAL.

     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.

                           VOTING INSTRUCTION/PROXY


                              PACIFIC SELECT FUND

                          EMERGING MARKETS PORTFOLIO



THE UNDERSIGNED OWNER OF A VARIABLE LIFE INSURANCE POLICY OR VARIABLE ANNUITY CONTRACT (COLLECTIVELY, "VARIABLE CONTRACTS") ISSUED OR ADMINISTERED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY ("PACIFIC MUTUAL") OR PACIFIC CORINTHIAN LIFE INSURANCE COMPANY ("PACIFIC CORINTHIAN"), AND FUNDED BY SEPARATE ACCOUNTS OF PACIFIC MUTUAL OR PACIFIC CORINTHIAN, HEREBY INSTRUCTS PACIFIC MUTUAL, ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT, TO VOTE THE SHARES OF THE EMERGING MARKETS PORTFOLIO OF THE PACIFIC SELECT FUND (THE "FUND") ATTRIBUTABLE TO HIS OR HER VARIABLE CONTRACT AT THE MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT 2:00 P.M., PACIFIC TIME, ON DECEMBER 17, 1996, AT 700 NEWPORT CENTER DRIVE, NEWPORT BEACH, CALIFORNIA, 92660, AND AT ANY ADJOURNMENT THEREOF. IN THE MANNER DIRECTED BELOW WITH RESPECT TO THE MATTERS REFERRED TO IN THE PROXY STATEMENT FOR THE MEETING, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND IN THE DISCRETION OF PACIFIC MUTUAL UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

I.I. TO APPROVE AN ADDENDUM TO THE PORTFOLIO MANAGEMENT AGREEMENT AMONG THE
     FUND, PACIFIC MUTUAL AND BLAIRLOGIE CAPITAL MANAGEMENT ("BLAIRLOGIE") FOR THE EMERGING MARKETS PORTFOLIO THAT DECREASES THE PORTFOLIO MANAGEMENT FEE PAID BY PACIFIC MUTUAL (AND NOT THE EMERGING MARKETS PORTFOLIO) TO BLAIRLOGIE, WITH NO CHANGE IN THE FEES PAYABLE BY THE EMERGING PORTFOLIO TO PACIFIC MUTUAL.


     __________  FOR    __________  AGAINST    __________  ABSTAIN

THIS VOTING INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS. IF THIS VOTING INSTRUCTION IS NOT RETURNED OR IS NOT RETURNED PROPERLY EXECUTED, SUCH VOTES WILL BE CAST BY PACIFIC MUTUAL ON BEHALF OF THE PERTINENT SEPARATE ACCOUNT IN THE SAME PROPORTION AS IT VOTES SHARES HELD BY THAT SEPARATE ACCOUNT FOR WHICH IT HAS RECEIVED INSTRUCTIONS FROM VARIABLE CONTRACT OWNERS.

CONTRACT:      SHARES:        RECEIPT OF THE NOTICE OF MEETING AND
                              PROXY STATEMENT IS HEREBY ACKNOWLEDGED:

                              DATED:  __________________________, 1996

                              ________________________________________

                              ________________________________________
                              SIGNATURE OF CONTRACTOWNER(S)

THIS VOTING INSTRUCTION SHALL BE SIGNED EXACTLY AS YOUR NAME(S) APPEARS HEREON. IF AS AN ATTORNEY, EXECUTOR, GUARDIAN OR IN SOME REPRESENTATIVE CAPACITY OR AS AN OFFICER OF A CORPORATION, PLEASE ADD TITLE AS SUCH. JOINT OWNERS MUST EACH SIGN.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE.